ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of December 1, 2006, among HSBC Bank USA, National
Association (the "Assignor"), HSI Asset Securitization Corporation (the "Depositor"), Countrywide Home Loans Servicing LP (the "Servicer") and Countrywide Home Loans, Inc. (the "Company"), CitiMortgage, Inc., as master servicer (in such capacity, the "Master Servicer") and Deutsche Bank National Trust Company, not individually but solely as trustee on behalf of the HSI Asset Loan Obligation Trust 2006-2 (the "Assignee").

     In consideration of the mutual promises contained herein the parties hereto agree that the residential mortgage loans (the "Assigned Loans") listed on
Exhibit 1 annexed hereto (the "Assigned Loan Schedule") purchased by Assignor from Company pursuant to (a) the Master Mortgage Loan Purchase Agreement, dated as of September 1, 2006, between Assignor and Company (the "Purchase Agreement") and (b) that certain Servicing Agreement, dated as of September 1, 2006, between the Assignor and the Company, as amended by that certain Amendment Reg AB dated as of September 1, 2006 (the "Servicing Agreement") ((a) and (b) shall collectively be referred to herein as the "Purchase and Servicing Agreements"), shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement or Servicing Agreement, as applicable.

     The Servicer shall service the Assigned Loans in accordance with the Servicing Agreement as modified by this AAR Agreement.

Assignment and Assumption

     1. Assignor hereby grants, transfers and assigns to the Depositor all of the right, title, interest and obligations of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title, interest and obligations in, to and under the Purchase and Servicing Agreements and the Depositor hereby assumes all rights and obligations with respect to the Assigned Loans under the Purchase and Servicing Agreements. Assignor specifically reserves and does not assign to the Depositor any right title and interest in, to or under any Mortgage Loans subject to the Purchase and Servicing Agreements other than those set forth on Exhibit l.

Recognition of the Assignee and Assumption by the Assignee

     2. From and after the date hereof, each of the Servicer and the Company shall and does hereby recognize that the Depositor will transfer the Assigned Loans and assign its rights and obligations under the Purchase and Servicing Agreements (solely to the extent set forth herein) and this AAR Agreement to the Assignee pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2006 (the "Pooling Agreement"), among the Depositor, Deutsche Bank National Trust Company, as trustee (the "Trustee") (including its successors in interest and any successor trustees under the Pooling Agreement), the Master Servicer, Citibank, N.A., as securities administrator (the "Securities Administrator") and Wells Fargo Bank, N.A., as custodian. The Assignee acknowledges that all such rights and obligations (insofar as such obligations related to (1) the covenants of the Purchaser under the Purchase and Servicing


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Agreements  with respect to the Assigned  Loans and (2) the  obligations  of the
Purchaser under Section 5.01 of the Servicing Agreement with respect to the Assigned Loans) are hereby assumed by the Assignee. The Servicer hereby acknowledges and agrees that from and after the date hereof (i) the Assignee will be the owner of the Assigned Loans, (ii) the Servicer shall look solely to the Assignee for performance of any obligations of the Assignor insofar as they relate to (1) the covenants of the Purchaser under the Purchase and Servicing Agreements with respect to the Assigned Loans and (2) the obligations of the Purchaser under Section 5.01 of the Servicing Agreement with respect to the Assigned Loans, (iii) the Assignee shall have all the rights and remedies available to the Assignor, insofar as they relate to the Assigned Loans, under the Purchase and Servicing Agreements, including, without limitation, the enforcement of the document delivery requirements and remedies with respect to breaches of representations and warranties set forth in the Purchase Agreement or Servicing Agreement, as applicable, and shall be entitled to enforce all of the obligations of the Company and the Servicer thereunder insofar as they relate to the Assigned Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to (1) the covenants of the Purchaser under the Purchase and Servicing Agreements with respect to the Assigned Loans and (2) the obligations of the Purchaser under Section 5.01 of the Servicing Agreement) under the Purchase and Servicing Agreements insofar as they relate to the Assigned Loans, shall be deemed to refer to the Assignee. None of the Servicer, the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase and Servicing Agreements which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans or the Servicer's performance under the Servicing Agreement with respect to the Assigned Loans without the prior written consent of the Assignee. The Servicer hereby acknowledges that CitiMortgage, Inc. has been appointed as the Master Servicer of the Assigned Loans pursuant to this AAR Agreement and therefore has the right to enforce all obligations of the Servicer, as they relate to the Assigned Loans, under the Servicing Agreement and this AAR Agreement. Notwithstanding the foregoing, it is understood that the Servicer shall not be obligated to defend, indemnify and hold harmless the Master Servicer, the Securities Administrator, the Assignee, the Assignor and the Depositor against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, solely and directly resulting from (i) actions or inactions of the Servicer which were taken or omitted upon the instruction or direction of the Master Servicer, the Securities Administrator, the Assignee, as applicable, or (ii) the failure of the Master Servicer, the Securities Administrator or the Trustee, as applicable, to perform the obligations of the Assignee with respect to this AAR Agreement, or as the "Owner" or "Purchaser" with respect to the servicing provisions of the Servicing Agreement.

Representations; Warranties and Covenants

     3. Assignor warrants and represents to the Depositor, the Servicer, the Company and the Assignee as of the date hereof:

        a. Attached hereto as Exhibit 2 is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

        b. Assignor is the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Purchase and Servicing Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Purchase and Servicing Agreements as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

        c. Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Servicer or the Company with respect to the Assigned Loans or the Purchase and Servicing Agreements;

        d. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

        e. Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and the parties hereto, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

        f. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR
            Agreement, or the consummation by it of the transactions contemplated hereby; and

        g. There is no action, suit, proceeding, investigation or litigation pending or, to Assignor's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignor, would adversely affect Assignor's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignor's ability to perform its obligations under this AAR Agreement.

     4. Assignee warrants and represents to, and covenants with, Assignor, the Depositor, the Servicer and the Company as of the date hereof:

        a. Decision to Purchase. The Assignee is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this AAR Agreement.

        b. Authority. The Assignee is duly and legally authorized to enter into this AAR Agreement and to perform its obligations hereunder and under the Servicing Agreement.

        c. Enforceability. This AAR Agreement has been duly authorized, executed and delivered by the Assignee and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     5. Each of the Servicer and the Company, as applicable, warrants and represents to, and covenants with, the Assignor and the Assignee as of the date hereof:

        a. The Purchase and Servicing Agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder, except as contemplated herein;

        b. Each of the Servicer and the Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation, as the case may be, and has all requisite power and authority to perform its obligations under the Purchase and Servicing Agreements;

        c. Each of the Servicer and the Company has full corporate or limited partnership, as applicable, power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of each of the Servicer's and the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Servicer's or the Company's organizational documentation or any legal restriction, or any material agreement or instrument to which the Servicer or the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or the Company or its property is subject, except in such case where the conflict, breach or violation would not have a material adverse effect on the Servicer or the Company or its ability to perform its obligations under this AAR Agreement. The execution, delivery and performance by the Servicer and the Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate or limited partnership, as applicable, action on the part of the Servicer and the Company. This AAR Agreement has been duly executed and delivered by the Servicer and the Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of the Servicer and the Company, enforceable against the Servicer and the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

        d. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Servicer or the Company in connection with the execution, delivery or performance by the Servicer or the Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

        e. There is no action, suit, proceeding, investigation or litigation pending or, to the Servicer's or the Company's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to the Servicer or the Company, would adversely affect the Servicer's or the Company's execution or delivery of, or the enforceability of, this AAR Agreement, or the Servicer's or the Company's ability to perform its obligations under this AAR Agreement;

        f. The Company hereby represents and warrants, for the benefit of the Assignor and the Assignee, that the representations and warranties set forth in Section 3.01 of the Purchase Agreement, are true and correct in all material respects as of the date hereof, and the representations and warranties set forth in Section 3.02 of the Purchase Agreement are true and correct in all material respects as of the related Closing Date; and

        g. The Servicer hereby represents and warrants, for the benefit of the Assignor and the Assignee, that the representations and warranties set forth in Section 2.01 of the Servicing Agreement, are true and correct in all material respects as of the date hereof.

Amendment of the Servicing Agreement

     6. In connection with the transfer of the Mortgage Loans hereunder, the Servicer agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the Servicing Agreement, provided that, solely with respect to the Mortgage Loans transferred hereunder, the following modifications shall be made:

        a. The definition of "Business Day" in Section 1 is hereby amended in its entirety to read as follows:

                Business Day: Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in California, Maryland, Massachusetts, Minnesota, New York or Texas are authorized or obligated by law or executive order to be closed.

        b.  A new  definition  of  "Permitted  Investments"  is hereby  added to
            Article 1 immediately following the definition of "Periodic Rate Cap" to read as follows:

                Permitted Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Securities Administrator, the Assignee or any of their respective affiliates or for which an affiliate of the any of the foregoing serves as an advisor:

                          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                          (ii) (A) such depository  institution or trust company
                     or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of the Rating Agency and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

                          (iii) repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by the Rating Agency;

                          (iv) securities bearing interest or sold at a discount
                     that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by the Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is rated by the Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

                          (vi) units of money  market  funds (which may be 12b-1
                     funds,  as   contemplated  by  the  Commission   under  the
                     Investment Company Act of 1940) registered under the Investment Company Act of 1940 including funds managed or advised by the Assignee or an affiliate thereof having the highest applicable rating from the Rating Agency; and

                          (vii) if previously confirmed in writing to the Securities Administrator, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agency in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial ratings of the senior certificates;

                          (viii) provided, however, that no instrument described
                     hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

        c.  A new  definition  of "Rating  Agency" is hereby  added to Article 1
            immediately   following  the  definition  of  "Qualified  Substitute
            Mortgage Loan" to read as follows:

                Rating Agency:  Any  nationally  recognized  statistical  rating
                agency   rating  the   securities   issued  in  the   applicable
                Pass-Through Transfer.

        d. Section 3.04 of the Servicing Agreement (Establishment of Custodial Accounts; Deposits in Custodial Accounts) is hereby amended as follows:

            (i) by adding the words ", entitled `in trust for the Trustee on behalf of the HSI Asset Loan Obligation Trust 2006-2 Trust'" at the end of the first sentence of the first paragraph;

            (ii) by adding a new paragraph at the end of the section to read as follows:

                 "Funds in the Custodial Account shall, if invested, be invested in Permitted Investments; provided, however, that the Servicer shall be under no obligation or duty to invest (or otherwise pay interest on) amounts held in the Custodial Account. All Permitted Investments shall mature or be subject to redemption or withdrawal no later than one Business Day prior to the next succeeding Remittance Date (except that if such Permitted Investment is an obligation of the Servicer, then such
                 Permitted Investment shall mature not later than such applicable Remittance Date). Any and all investment earnings from any such Permitted Investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust. The risk of loss of moneys required to be remitted to the Securities Administrator resulting from such investments shall be borne by and be the risk of the Servicer. The Servicer shall deposit the amount of any such loss in the Custodial Account immediately as realized, but in no event later than the related Remittance Date."

        e. Section 3.06 of the Servicing Agreement (Establishment of Escrow Accounts; Deposits in Escrow Accounts) is hereby amended as follows:

            (i) by adding the words ", entitled `in trust for the Trustee on behalf of the HSI Asset Loan Obligation Trust 2006-2 Trust'" after the phrase "demand accounts" in the fourth line of the first paragraph;

        f. Section 3.08 shall be amended so that any consent for the transfer of the Custodial Account or Escrow Account must be obtained from the Master Servicer and the Depositor.

        g.  Sections 4.04 and 4.05 are hereby deleted in their entirety.

        h. Section 5.04 (Countrywide Not to Resign) is hereby amended by replacing each reference to "the Purchaser" with "the Master Servicer."

        i. Section 6.01 (Termination Due to an Event of Default) is hereby amended by replacing each reference to "the Purchaser" with "the Master Servicer."

        j. Section 6.01(a)(i) is hereby amended to replace the reference to "two (2) Business Day" with "one (1) Business Day."

        k. Section 7.13 (Successor to Countrywide) is hereby amended by adding the following proviso at the end of the second sentence of the first paragraph immediately before the period to read as follows:

                ; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.

        l. A new Section 7.14 (Amendment) is hereby added to the Servicing Agreement to read as follows:

                SECTION 7.14. Amendment. This Agreement may be amended but only to the extent such amendment affects the Mortgage Loans by written agreement signed by the Seller, the Assignee and the Master Servicer (in furtherance of the Master Servicer's rights, duties and obligations as Master Servicer for the Trust). In respect of any such amendment, the Assignee and the Master Servicer agree to be bound by the requirements for entering into such amendment provided in Section 12.01 of the pooling and servicing agreement, including the delivery of any opinion of counsel required therein.

        m. Section 2(g) of Amendment Reg AB is hereby amended by adding the following subpart:

                (vi) The Master Servicer shall be considered a third-party beneficiary of 2(d), 2(e) and 2(g) of this Amendment Reg AB (with regard to Section 2(g), solely with respect to noncompliance under 2(d) and 2(e) of this Amendment Reg AB), entitled to all the rights and benefits hereof as if it were a direct party to this Agreement

     7. Pursuant to Section 4.02(a) of the Servicing Agreement, the Servicer shall furnish to the Master Servicer (i)(a) monthly loan data in a mutually agreed-upon format, (b) default loan data in a mutually agreed-upon format and
(c) information regarding the realized losses and gains in a mutually agreed-upon format, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and the Servicer, and (iii) all supporting documentation reasonably necessary and available with respect to the information required above. Notwithstanding the foregoing, the Servicer is not required to report data relating to prepayment charges or penalties to the extent such prepayment charges or penalties are retained by the Servicer.

     8. All remittances required to be made by the Servicer to the Purchaser under the Servicing Agreement shall be made to the Securities Administrator by wire transfer to the following account, or to such other account as may be specified by the Securities Administrator from time to time:

            Citibank, N.A.
            ABA #021-000-089
            Acct Name: Structured Finance Incoming Wire
            Acct. No:  [             ]
            Ref:  HALO 2006-2 A/C# [             ]

     9. The Company hereby acknowledges and agrees that the remedies available to the Assignor and the Assignee in connection with any breach of the representations and warranties made by the Company set forth in Section 5(f) hereof shall be as set forth in Subsection 3.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

     10. Notwithstanding any term hereof to the contrary, the execution and delivery of this AAR Agreement by the Trustee is solely in its capacity as trustee for the Trust and not individually, and any recourse against the Trustee in respect of any obligations it may have under or pursuant to the terms of this AAR Agreement shall be limited solely to the assets it may hold as trustee of the Trust. It is expressly understood and agreed by the parties hereto that (i) this AAR Agreement is executed and delivered by the Trustee, not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by the Assignee is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust (including, but not limited to, any amounts to be paid under the Purchase and Servicing Agreements), or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this AAR Agreement, the Pooling Agreement or any related document.

Miscellaneous

     11. All demands, notices and communications related to the Assigned Loans, the Purchase and Servicing Agreements and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

         a. In the case of Company,

            Countrywide Home Loans, Inc.
            4500 Park Granada
            Calabasas, California 91302
            Attn:    Darren Bigby

         b. In the case of the Servicer,

            Countrywide Home Loans Servicing LP
            400 Countrywide Way
            Simi Valley, California  93065
            Attn:  John Lindberg, Rachel Meza, Eric Varnen and Yuan Li

         c.  In the case of Assignor,

            HSBC Bank USA, National Association
            Re: HALO 2006-2
            452 Fifth Avenue
            New York, New York 10018
            Attention: Head of MBS Principal Finance

         d. In the case of Depositor,

            HSI Asset Securitization Corporation
            Re: HALO 2006-2
            452 Fifth Avenue, 10th Floor
            New York, New York 10018
            Attention: Head of MBS Principal Finance

         e. In the case of the Trustee,

            Deutsche Bank National Trust Company
            1761 East St. Andrew Place
            Santa Ana, California 92705
            Attention:   Trust Administration - [      ]
            Telephone:  (714) 247-6000
            Facsimile:  (714) 247-6329

         f. In the case of the Master Servicer,

            CitiMortgage, Inc..
            4000 Regent Blvd.
            Irving, Texas 75063
            Attention:  Master Servicing Division,
                           Compliance Manager - HALO 2006-2
            Telephone:  (469) 220-0916
            Facsimile:  (469) 220-1572

         g. In the case of the Securities Administrator

            Citibank, N.A.
            [contact information to be provided]

     12. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     13. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     14. This AAR Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Assignee. Any entity into which Assignor, Assignee, Depositor, Servicer or Company may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee, Depositor, Servicer or Company, respectively hereunder.

     15. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

     16. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     17. In the event that any provision of this AAR Agreement conflicts with any provision of the Purchase and Servicing Agreements with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.


                       HSBC BANK USA, NATIONAL ASSOCIATION
                       Assignor

                       By:
                          ---------------------------------------------------
                       Name: Jon E. Voigtman
                       Title: Managing Director #14311



                       HSI ASSET SECURITIZATION CORPORATION
                       Depositor


                       By:
                          ---------------------------------------------------
                       Name: Andrea Lenox
                       Title:    Vice President



                       COUNTRYWIDE HOME LOANS, INC.
                       Company

                       By:
                          ---------------------------------------------------
                       Name:
                       Title:


                       COUNTRYWIDE HOME LOANS SERVICING LP
                       By:  Countrywide GP, Inc., its General Partner
                       Servicer

                       By:
                          ---------------------------------------------------
                       Name:
                       Title:

Agreed to and acknowledged by:

DEUTSCHE BANK NATIONAL TRUST COMPANY
not in its individual capacity, but solely as Trustee on behalf of HSI Asset Loan Obligation Trust 2006-2 under the Pooling Agreement



By:  ____________________________
Name:
Title:


CITIMORTGAGE, INC., as Master Servicer



By:  ________________________________
Name:
Title:

CITIBANK, N.A., as Securities Administrator



By:  ________________________________
Name:
Title:

                                    EXHIBIT l

                             ASSIGNED LOAN SCHEDULE

                                    EXHIBIT 2

                               SERVICING AGREEMENT

                                                               EXECUTION VERSION


                           SERVICING AGREEMENT

                                between

                        COUNTRYWIDE HOME LOANS INC.
                              (Countrywide)

                                   and

                    HSBC BANK USA, NATIONAL ASSOCIATION
                               (Purchaser)

                       Dated as of September 1, 2006

                  Conventional Residential Mortgage Loans

                              TABLE OF CONTENT

                                                                            Page
                                                                            ----

ARTICLE I.    DEFINITIONS......................................................1

ARTICLE II.   REPRESENTATIONS AND WARRANTIES..................................11
 Section 2.01   Representations and Warranties Respecting Countrywide.........11

ARTICLE III.  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS..................13
 Section 3.01   Countrywide to Act as Servicer................................13
 Section 3.02   Collection of Mortgage Loan Payments..........................14
 Section 3.03   Realization Upon Defaulted Mortgage Loans.....................14
 Section 3.04   Establishment  of  Custodial  Accounts;  Deposits  in  Custodial
                Accounts......................................................16
 Section 3.05   Permitted Withdrawals From the Custodial Account..............18
 Section 3.06   Establishment of Escrow Accounts; Deposits in Escrow Accounts.19
 Section 3.07   Permitted Withdrawals From Escrow Account.....................19
 Section 3.08   Transfer of Accounts..........................................20
 Section 3.09   Payment of Taxes,  Insurance and Other  Charges;  Maintenance of
                PMI Policies; Collections Thereunder..........................19
 Section 3.10   Maintenance of Hazard Insurance...............................20
 Section 3.11   [Reserved]....................................................21
 Section 3.12   Fidelity Bond; Errors and Omissions Insurance.................21
 Section 3.13   Title, Management and Disposition of REO Property.............21
 Section 3.14   Notification of Adjustments...................................23
 Section 3.15   Notification of Maturity Date.................................23
 Section 3.16   Assumption Agreements.........................................23
 Section 3.17   Satisfaction of Mortgages and Release of Collateral Files.....24
 Section 3.18   Servicing Compensation........................................25
 Section 3.19   Superior Liens................................................25
 Section 3.20   Compliance with REMIC Provisions..............................26

ARTICLE IV.   PROVISIONS OF PAYMENTS AND REPORTS TO PURCHASER.................26
 Section 4.01   Distributions.................................................26
 Section 4.02   Periodic Reports to the Purchaser.............................27
 Section 4.03   Monthly Advances by Countrywide...............................27
 Section 4.04   Annual Statement as to Compliance.............................28
 Section 4.05   Annual   Independent  Certified  Public  Accountants'  Servicing
                Report........................................................29
 Section 4.06   Purchaser's Access to Countrywide's Records...................29

ARTICLE V.    COVENANTS BY COUNTRYWIDE........................................29
 Section 5.01   Indemnification by Countrywide................................29
 Section 5.02   Merger or Consolidation of Countrywide........................30
 Section 5.03   Limitation on Liability of Countrywide and Others.............30
 Section 5.04   Countrywide Not to Resign.....................................31

 Section 5.05   No Transfer of Servicing......................................31

ARTICLE VI.   TERMINATION OF COUNTRYWIDE AS SERVICER..........................31
 Section 6.01   Termination Due to an Event of Default.
                [Under review by HSBC]........................................31
 Section 6.02   Termination by Other Means....................................33

ARTICLE VII.  MISCELLANEOUS...................................................34
 Section 7.01   Notices.......................................................34
 Section 7.02   Exhibits......................................................35
 Section 7.03   General Interpretive Principles...............................35
 Section 7.04   Reproduction of Documents.....................................35
 Section 7.05   Further Agreements............................................36
 Section 7.06   Assignment of Mortgage  Loans  by  the  Purchaser;  Pass-Through
                Transfers.....................................................36
 Section 7.07   Conflicts between Transaction Documents.......................37
 Section 7.08   Governing Law.................................................37
 Section 7.09   Severability Clause...........................................38
 Section 7.10   Successors and Assigns........................................38
 Section 7.11   Confidentiality...............................................38
 Section 7.12   Entire Agreement..............................................38
 Section 7.13   Successor to Countrywide......................................39

                               SERVICING AGREEMENT

THIS SERVICING AGREEMENT (this "Agreement") dated as of September 1, 2006, is by and between COUNTRYWIDE HOME LOANS INC., in its capacity as servicer ("Countrywide"), and HSBC Bank USA, National Association, and its permitted successors and assigns, as Purchaser (the "Purchaser").


                              PRELIMINARY STATEMENT

       WHEREAS, the Purchaser and Countrywide Home Loans, Inc. have entered into that certain Master Mortgage Loan Purchase Agreement dated as of September 1, 2006 between the Purchaser and Countrywide, as seller (the "Purchase Agreement"), pursuant to which the Purchaser will purchase and Countrywide will sell from time to time, certain conventional Mortgage Loans (as hereinafter defined) identified in a Purchase Confirmation;

       WHEREAS, Countrywide is in the business of providing primary servicing of mortgage loans and owns the right to service the Mortgage Loans listed on the Mortgage Loan Schedule (as hereinafter defined);

       WHEREAS, Countrywide has agreed to service the Mortgage Loans for the Purchaser on the terms and conditions set forth herein; and

       WHEREAS, Countrywide and the Purchaser desire to prescribe the terms and conditions regarding the management, servicing, and control of such Mortgage Loans.

       NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Countrywide and the Purchaser agree as follows:


                                   ARTICLE I.
                                  DEFINITIONS

       Unless the context requires otherwise, all capitalized terms used herein shall have the meanings assigned to such terms in this Article I unless defined elsewhere herein. Any capitalized term used but not defined herein shall have the meaning specified in the Purchase Agreement. Any capitalized term used or defined in a Purchase Confirmation that conflicts with the corresponding definition set forth herein shall supersede such term.

       Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) that (i) Countywide applies to similar mortgage loans serviced for third parties or for its own account, (ii) conform to the customary and usual standards of practice of prudent mortgage banking institutions which service mortgage loans of a similar type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and (iii) are in accordance with Fannie Mae servicing practices and procedures for MBS pool mortgages, as defined in the applicable Fannie Mae Servicing Guide, the terms of the Collateral Documents and all applicable federal, state and local law.

       Adjustable Rate Mortgage Loan: Any Mortgage Loan in which the related Mortgage Note contains a provision whereby the Mortgage Interest Rate is adjusted from time to time in accordance with the terms of such Mortgage Note.

       Agency: Either Fannie Mae or Freddie Mac.

       Agreement:   This  Servicing   Agreement,   including  all  exhibits  and
supplements hereto, and all amendments hereof.

       Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

       Balloon Mortgage Loan: Any Mortgage Loan wherein the Mortgage Note matures prior to full amortization and requires a final and accelerated payment of principal.

       Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the State of California, the State of New York, or the State of Texas are authorized or obligated by law or executive order to be closed.

       Cash Liquidation: Recovery of all cash proceeds by Countrywide with respect to the termination of any defaulted Mortgage Loan other than a Mortgage Loan which became an REO Property, including any PMI Proceeds, Other Insurance Proceeds, Liquidation Proceeds, Condemnation Proceeds and other payments or recoveries whether made at one time or over a period of time which Countrywide deems to be finally recoverable, in connection with the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise.

       Closing: The consummation of the sale and purchase of each Mortgage Loan Package.

       Closing Date: The date on which the purchase and sale of the Mortgage Loans constituting a Mortgage Loan Package is consummated, as set forth in the Trade Confirmation or Purchase Confirmation.

       Code: The Internal Revenue Code of 1986, or any successor statute thereto.

       Collateral  Documents:   The  collateral  documents  pertaining  to  each
Mortgage Loan as set forth in Exhibit of the Purchase Agreement.

       Collateral File: With respect to each Mortgage Loan, a file containing each of the Collateral Documents.

       Condemnation Proceeds: All awards or settlements in respect of a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation.

       Countrywide: Countrywide Home Loans, Inc., or any successor or assign to Countrywide under this Agreement as provided herein.

       Credit File: The file retained by Countrywide that includes the mortgage loan documents pertaining to a Mortgage Loan including copies of the Collateral Documents together with the credit documentation relating to the origination of such Mortgage Loan, which Credit File may be maintained by Countrywide on microfilm or any other comparable medium.

       Custodial Account: The account or accounts created and maintained pursuant to Section 3.04 herein, each of which shall be an Eligible Account.

       Custodial Agreement: The agreement governing the retention of the originals of the Collateral Documents, annexed hereto as Exhibit C to the Purchase Agreement.

       Custodian: Wells Fargo Bank, National Association, its successor in interest or assign, or such other custodian that may be designated by Countrywide from time to time.

       Determination Date: The Business Day immediately preceding the related Remittance Date.


       Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

       Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

       Eligible Account: An account or accounts (i) maintained with a depository institution the short term debt obligations of which are rated by a nationally recognized statistical rating agency in one of its two (2) highest rating categories at the time of any deposit therein or, (ii) maintained with an institution and in a manner acceptable to an Agency.

       Escrow Account: The separate trust account or accounts created and maintained pursuant to Section 3.06 herein, each of which shall be an Eligible Account.

       Escrow Payments: The amounts constituting ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, flood insurance premiums, if applicable, and other payments required to be escrowed by the Mortgagor with the Mortgagee pursuant to any Mortgage Loan.

       Exchange Act. The Securities Exchange Act of 1934, as amended.

       Event of Default: Any one of the conditions or circumstances enumerated in Section 6.01 of this Agreement.

       Fannie Mae: The Federal National Mortgage Association or any successor organization.

       Fannie Mae Servicing Guide: The Fannie Mae Servicing Guide and all amendments or additions thereto, as applicable.

       FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

       FHA: The Federal Housing Administration.

       Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by Countrywide pursuant to this Agreement), a determination made by Countrywide that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which Countrywide, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. Countrywide shall maintain records, prepared by a servicing officer of Countrywide, of each Final Recovery Determination.

       Fidelity Bond: A fidelity bond to be maintained by Countrywide pursuant to Section 3.12 of this Agreement.

       First Lien Mortgage Loan: Any Mortgage Loan secured by a first lien on the related Mortgaged Property.

       Fixed Rate Mortgage Loan: Any Mortgage Loan wherein the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Mortgage Loan.

       Freddie Mac: The Federal Home Loan Mortgage Corporation or any successor organization.

       Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note, which amount is added to the index in accordance with the terms of the related Mortgage Note to determine on each Interest Adjustment Date, the Mortgage Interest Rate for such Mortgage Loan.

       HUD: The Department of Housing and Urban Development or any federal agency or official thereof which may from time to time succeed to the functions thereof.

       Interest Adjustment Date: With respect to an Adjustable Rate Mortgage Loan, the date on which an adjustment to the Mortgage Interest Rate on a Mortgage Note becomes effective.

       LTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the Stated Principal Balance (or the original principal balance, if so indicated) of such Mortgage Loan as of the date of determination to the Appraised Value of the related Mortgaged Property.

       Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Liquidation Proceeds, Condemnation Proceeds, PMI Proceeds (if applicable), Other Insurance Proceeds, proceeds of any REO Disposition or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

       Lifetime Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the absolute maximum Mortgage Interest Rate payable, above which the Mortgage Interest Rate shall not be adjusted, as set forth in the related Mortgage Note and Mortgage Loan Schedule.

       Liquidation  Proceeds:  Amounts,  other than PMI  Proceeds,  Condemnation
Proceeds and Other Insurance Proceeds, received by Countrywide in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property pursuant to Section 3.13 of this Agreement.

       LPMI Fee: The portion of the Mortgage Interest Rate relating to an LPMI Loan, which is set forth on the related Mortgage Loan Schedule, to be retained by Countrywide to pay the premium due on the PMI Policy with respect to such LPMI Loan.

       LPMI Loan: Any Mortgage Loan with respect to which Countrywide is responsible for paying the premium due on the related PMI Policy with the proceeds generated by the LPMI Fee relating to such Mortgage Loan, as set forth on the related Mortgage Loan Schedule.

       MIC: A mortgage insurance certificate issued by HUD.

       Monthly Advance: The advances made or required to be made.


       Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

       Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien, in the case of a First Lien Mortgage Loan, or a second lien, in the case of a Second Lien Mortgage Loan, on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

       Mortgage Interest Rate: The annual rate at which interest accrues on any Mortgage Loan and, with respect to an Adjustable Rate Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note.

       Mortgage Loan: Any mortgage loan that is sold pursuant to this Agreement, as evidenced by such mortgage loan's inclusion on the related Mortgage Loan Schedule, which mortgage loan includes the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, PMI Proceeds (if applicable), Other Insurance Proceeds, REO Disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding the servicing rights relating thereto. Unless the context requires otherwise, any reference to the Mortgage Loans in this Agreement shall refer to the Mortgage Loans constituting a Mortgage Loan Package.

       Mortgage Loan Package: The Mortgage Loans sold to the Purchaser pursuant to a Purchase Confirmation.

       Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the interest rate payable to the Purchaser on each Remittance Date which shall equal the Mortgage Interest Rate less the Servicing Fee and the LPMI Fee, if applicable.

       Mortgage Loan Schedule: With respect to each Mortgage Loan Package, the schedule of Mortgage Loans included therein and made a part of the related Purchase Confirmation, which schedule shall include, the following information with respect to each Mortgage
Loan: (i) Countrywide's loan number identifying such Mortgage Loan; (ii) the Mortgage Interest Rate as of the Cut-off Date; (iii) with respect to any Adjustable Rate Mortgage Loan, the Gross Margin, the Periodic Rate Cap, the Lifetime Rate Cap, the next Interest Adjustment Date, the first Interest
Adjustment Date, the minimum Mortgage Interest Rate and the Index, (iv) with respect to each First Lien Mortgage Loan, the LTV at origination and, with respect to each Second Lien Mortgage Loan, the Combined LTV at origination; (v) the original term of such Mortgage Loan, (vi) whether such Mortgage Loan is a First Lien Mortgage Loan or a Second Lien Mortgage Loan; (vii) the Mortgagor's first and last name; (viii) the street address of the Mortgaged Property including the city, state and zip code; (ix) a code indicating whether the Mortgaged Property is owner-occupied; (x) the type of Residential Dwelling constituting the Mortgaged Property; (xi) the original months to maturity; (xii) the date on which the first Monthly Payment was due on the Mortgage Loan; (xiiii) the stated maturity date; (xiv) the amount of the Monthly Payment as of the Cut-off Date; (xv) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance; (xvi) the original principal amount of the Mortgage Loan and, with respect to a Second Lien Mortgage Loan, the CLTV; (xvii) the Stated Principal Balance of the Mortgage Loan; (xviii) a code indicating the purpose of the loan (i.e., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing); (xix) the date on which the first Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (xx) a code indicating the documentation style; (xxi) a code indicating whether the Mortgage Loan is an Adjustable Rate Mortgage Loan or a Fixed Rate Mortgage Loan; (xxii) the
Appraised Value of the Mortgaged Property; (xxiii) the sale price of the Mortgaged Property, if applicable; (xxiv) a code indicating whether the Mortgage Loan is subject to a Prepayment Charge or penalty; (xxv) the amount and the term of any Prepayment Charge or penalty; (xxvi) with respect to each MERS Mortgage Loan, the related MIN; (xxvii) a code indicating if the Mortgage Loan is an interest-only Mortgage Loan and, if so, the term of the interest-only period of such Mortgage Loan; (xxix) a code indicating whether the Mortgage Loan is a Balloon Mortgage Loan; (xxx) the points and fees charged in connection with the origination of such Mortgage Loan as qualified by an Agency flag; (xxxi) a code indicating if the Mortgage Loan is subject to an LPMI Policy, and if so, the LPMI Fee; and (xxxii) with respect to any PMI Policy or LPMI Policy, the provider of such insurance and the coverage percentage of such insurance.

       Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

       Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

       Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

       Mortgagor: The obligor on a Mortgage Note.

       Opinion of Counsel: A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given.

       Other Insurance Proceeds: Proceeds of any title policy, hazard policy, pool policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that Countrywide would follow in servicing mortgage loans held for its own account.

       Pass-Through Transfer: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

       Payment Adjustment Date: As to each Mortgage Loan, the date on which an adjustment to the Monthly Payment on a Mortgage Note becomes effective.

       Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Adjustment Date above or below the Mortgage Interest Rate previously in effect, equal to the rate set forth on the Mortgage Loan Schedule per adjustment.

       Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability corporation, unincorporated organization or government or any agency or political subdivision thereof.

       Prepayment Charge: With respect to each Mortgage Loan, the fee, if any, payable upon the prepayment of principal, in whole or in part, of such Mortgage Loan, as set forth in the related Mortgage Note.

       Prepayment Interest Shortfall Amount: With respect to any Remittance Date and Mortgage Loan that was subject to a Principal Prepayment in full or in part during the related Principal Prepayment Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such calendar month, the amount of interest (at the Mortgage Loan Remittance Rate) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

       Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date (excluding any Prepayment Charge, unless the related Purchase Confirmation provides otherwise), which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

       Principal Prepayment Period: As to any Remittance Date, the calendar month preceding the month of distribution.

       Purchase Agreement: The Master Mortgage Loan Purchase Agreement, dated as of September 1, 2006, by and between the Purchaser and Countrywide.

       Purchase Confirmation: A letter agreement, substantially in the form of an exhibit to the Purchase Agreement, executed by Countrywide and the Purchaser in connection with the purchase and sale of each Mortgage Loan Package, which sets forth the terms relating thereto including a description of the related Mortgage Loans (including the Mortgage Loan Schedule), the purchase price for such Mortgage Loans, the Closing Date and the Servicing Fee Rate.

       Purchaser: The Person identified as the "Purchaser" in the preamble to this Agreement or its successor in interest or any successor or assign to the Purchaser under this Agreement as herein provided. Any reference to "Purchaser" as used herein shall be deemed to include any designee of the Purchaser, so long as such designation was made in accordance with the limitations set forth in
Section 7.06 of this Agreement.

       Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided with a rating category as set forth in the applicable Underwriting Guidelines.

       Qualified Substitute Mortgage Loan: A mortgage loan that must, on the date of such substitution, (i) have an unpaid principal balance, after deduction of all scheduled payments due in the month of substitution (or if more than one
(1) mortgage loan is being substituted, an aggregate principal balance), not in excess of the unpaid principal balance of the repurchased Mortgage Loan (the amount of any shortfall will be deposited in the Custodial Account by Countrywide in the month of substitution); (ii) have a Mortgage Interest Rate not less than, and not more than 1% greater than, the Mortgage Interest Rate of the repurchased Mortgage Loan; (iii) have a remaining term to maturity not greater than, and not more than one year less than, the maturity date of the repurchased Mortgage Loan; (iv) comply with each representation and warranty (respecting individual Mortgage Loans) set forth in Section 3.02 hereof; (v) shall be the same type of Mortgage Loan (i.e., a Convertible Mortgage Loan or a Fixed Rate Mortgage Loan); (vi) have the same Due Date as the Due Date on the substituted Mortgage Loan; and (vii) have a LTV, and in the case of a Second Lien Mortgage Loan, a Combined LTV Ratio as of the date of substitution equal to or lower than the LTV or Combined LTV Ratio of the related substituted Mortgage Loan as of such date. In the event that one or more mortgage loans are substituted for one or more substituted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Interest Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Interest Rates and shall be satisfied as to each such mortgage loan, the terms described in clause (iii) shall be determined on the basis of weighted average remaining terms to maturity, the LTV, and in the case of Second Lien Mortgage Loans the Combined LTV Ratios described in clause (v) hereof shall be satisfied as to each such Qualified Substitute Mortgage Loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (iv) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

       Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Pass-Through Transfer or Whole Loan Transaction pursuant to Section 7.06 hereof. The Reconstitution Date shall be such date which the Purchaser shall designate. On such date, the Mortgage Loans transferred shall cease to be covered by this Agreement and Countrywide's servicing responsibilities shall cease under this Agreement with respect to the related transferred Mortgage Loans.

       REMIC:  A "real estate  mortgage investment conduit within the meaning of
Section 860D of the Code.

       REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear in Sections 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as applicable, as the foregoing may be in effect from time to time.

       Remittance Date: The eighteenth (18th) day of any month, beginning with the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately following.

       REO Disposition: The final sale by Countrywide of any REO Property or the transfer of the management of such REO Property to the Purchaser as set forth in
Section 3.13 of this Agreement.

       REO Property: A Mortgaged Property acquired by Countrywide on behalf of the Purchaser as described in Section 3.13 of this Agreement.

       Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the Stated Principal Balance of the Mortgage Loan plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the last date through which interest has been paid and distributed to the Purchaser to the date of repurchase, less amounts received or advanced in respect of such repurchased Mortgage Loan which such amounts are being held in the Custodial Account for distribution in the month of repurchase, plus (iii) any costs and expenses incurred by the Purchaser in respect of a material breach of Section
3.01 or 3.02 of this Agreement, including without limitation, any costs and damages incurred by the Purchaser, the servicer, master servicer or any trustee for any costs and damages incurred by any such party in connection with a violation by any such Mortgage Loan of any applicable anti-predatory or abusive lending law.

       Second Lien Mortgage Loan: A Mortgage Loan secured by a second lien on the related Mortgaged Property.

       Securities Act: The Securities Act of 1933, as amended.

       Seller: Countrywide Home Loans, Inc.

       Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by Countrywide of its servicing obligations, including the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures,
(iii) the management and liquidation of the REO Property and (iv) compliance with the obligations under this Agreement including Section 3.09 hereof.

       Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to Countrywide, which shall, for a period of one full month, be equal to one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds) of such Monthly Payment collected by Countrywide, or as otherwise provided herein. Subject to the foregoing, and with respect to each Mortgage Loan, Countrywide shall be entitled to receive its Servicing Fee through the disposition of any related REO Property and the Servicing Fee payable with respect to any REO Property shall be based on the Stated Principal Balance of the related Mortgage Loan at the time of foreclosure.

       Servicing Fee Rate: With respect to any Mortgage Loan, the rate per annum set forth in the applicable Trade Confirmation or Purchase Confirmation.

       Servicing LP: Countrywide Home Loans Servicing LP, a Texas limited partnership, and its successors and assigns.

       Servicing Officer: Any officer of Countrywide involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by Countrywide to Purchaser upon request, as such list may from time to time be amended.

       Stated Principal Balance: With respect to each Mortgage Loan as of any date of determination: (i) the unpaid principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

       Trade Confirmation: A letter agreement substantially in the form of an exhibit attached to the Purchase Agreement executed by Countrywide and the Purchaser prior to the applicable Closing Date confirming the terms of a prospective purchase and sale of a Mortgage Loan Package.

       Transaction Documents: With respect to any Mortgage Loan, the related Trade Confirmation, the related Purchase Confirmation, this Agreement and the Purchase Agreement.

       Updated LTV: With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the date of determination divided by the value of the related Mortgaged Property as determined by a recent appraisal of the Mortgaged Property.

       Whole Loan Transfer: The sale or transfer by the Purchaser of some or all of the Mortgage Loans, other than in a Pass-Through Transfer.


                                  ARTICLE II
                        REPRESENTATIONS AND WARRANTIES

       Section 2.01 Representations and Warranties Respecting Countrywide.

       Countrywide represents, warrants and covenants to the Purchaser that, as of each Closing Date:

             (a) Countrywide is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and is qualified and licensed to transact business in and is in good standing under the laws of each state where each Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement and no demand for such licensing or qualification has been made upon Countrywide by any such state.

             (b) Countrywide has the full power and authority to (i) perform and enter into and consummate all transactions contemplated by this Agreement and
(ii) to service each Mortgage Loan. Countrywide has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of Countrywide, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

             (c) Neither the servicing of the Mortgage Loans for the Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of Countrywide's organizational documents or result in a material breach of any legal restriction or any material agreement or instrument to which Countrywide is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any material law, rule, regulation, order, judgment or decree to which Countrywide or its property is subject;

             (d) Countrywide is an approved servicer for each Agency in good standing. No event has occurred, including a change in insurance coverage, which would make Countrywide unable to comply with Fannie Mae or Freddie Mac eligibility requirements;

             (e) There is no action, suit, proceeding, investigation or litigation pending or, to Countrywide's knowledge, threatened, which either in any one instance or in the aggregate, if determined adversely to Countrywide would materially and adversely affect the servicing of the Mortgage Loans to the Purchaser or Countrywide's ability to perform its obligations under this Agreement;

             (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Countrywide of, or compliance by Countrywide, with this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date;

             (g) The execution and delivery of this Agreement by Countrywide and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over Countrywide or its assets, which violation would materially and adversely affect the performance of its obligations and duties hereunder;

             (h) Countrywide does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

             (i) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of Countrywide;

             (j) Countrywide acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by Countrywide, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

             (k) Neither this Agreement nor any written statement, report or other document prepared and furnished by Countrywide pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading; and

             (l) Countrywide is a member of MERS, and is current in payment of all fees and assessments imposed by MERS.


                                  ARTICLE III
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

       Section 3.01  Countrywide to Act as Servicer.

       Countrywide, as an independent contract servicer, shall service and administer Mortgage Loans sold pursuant to this Agreement in accordance with the terms of this Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things, in connection with such servicing and administration, that Countrywide may deem necessary or desirable and consistent with the terms of this Agreement. In servicing and administering the Mortgage Loans, Countrywide shall employ procedures in accordance with Accepted Servicing Practices. Countrywide shall be responsible for any and all acts of a subservicer and a subcontractor, and the utilization of a subservicer or a subcontractor contracted by Countrywide shall in no way relieve the liability of Countrywide under this Agreement.

       Consistent with the terms of this Agreement, Countrywide may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in Countrywide's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser; provided, however, that Countrywide shall not permit any modification with respect to any Mortgage Loan that would decrease the Mortgage Interest Rate (other than by adjustments required by the terms of the Mortgage Note), forgive the payment thereof or of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal) or extend the final maturity date on such Mortgage Loan without the Purchaser's consent. Countrywide may permit forbearance or allow for suspension of Monthly Payments for up to one hundred and eighty (180) days if the Mortgagor is in default or Countrywide determines in its reasonable discretion, that default is imminent and if Countrywide determines that granting such forbearance or suspension is in the best interest of the Purchaser. If any modification, forbearance or suspension permitted hereunder allows the deferral of interest or principal payments on any Mortgage Loan, Countrywide shall include in each remittance for any month in which any such principal or interest payment has been deferred (without giving effect to such modification, forbearance or suspension) an amount equal to such month's principal and one (1) month's interest at the Mortgage Loan Remittance Rate on the then unpaid principal balance of the Mortgage Loan and shall be entitled to reimbursement for such advances only to the same extent as for Monthly Advances made pursuant to Section 4.03 of this Agreement. Without limiting the generality of the foregoing, Countrywide shall continue, and is hereby authorized and empowered to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. If reasonably required by Countrywide, the Purchaser shall furnish Countrywide with any powers of attorney and other documents necessary or appropriate to enable Countrywide to carry out its servicing and administrative duties under this Agreement.

       Countrywide or its designee will furnish, with respect to each Mortgage Loan, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and requisite information on its borrower credit files to Equifax Credit Information Service, Inc., Experian Information Solution, Inc., and Trans Union, LLC, on a monthly basis. Countrywide will also comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

       If the Mortgage Loans or any REO Properties are included in a Pass-Through Transfer or transferred to an Agency (an "Agency Transfer"), that is a REMIC, Countrywide shall not take any action or fail to take any action that could materially and adversely affect the status of any REMIC related to the Mortgage Loans, or impose upon the REMIC a tax on prohibited transactions or contributions, unless Countrywide has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not materially and adversely affect such REMIC status or result in the imposition of any tax on the REMIC.

       Countrywide shall monitor the Mortgage Loans on an ongoing basis, in compliance with the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the "OFAC Regulations").

       Section 3.02 Collection of Mortgage Loan Payments.

       Countrywide shall collect all payments due under each Mortgage Loan in accordance with Accepted Servicing Practices. Further, Countrywide shall take care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, and all other charges that are required to be escrowed in accordance with Accepted Servicing Practices.

       Section 3.03 Realization Upon Defaulted Mortgage Loans.

             (a) Foreclosure. Countrywide shall act in accordance with Accepted Servicing Practices, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. Countrywide shall use reasonable efforts to realize upon defaulted Mortgage Loans, in such manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, Countrywide shall not be required to expend its own funds toward the restoration of such Mortgaged Property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by Countrywide through PMI Proceeds, Other Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property. Countrywide shall notify the Purchaser in writing of the commencement of foreclosure proceedings. Such notice may be contained in the reports prepared by Countrywide and delivered to the Purchaser pursuant to the terms and conditions of this Agreement. Countrywide shall be responsible for all costs and expenses incurred by it in any foreclosure proceedings; provided, however, that it shall be entitled to reimbursement thereof from proceeds from the related Mortgaged Property.

             (b) Notwithstanding  the foregoing  provisions of this Section 3.03 or any other provision of this Agreement, with respect to any Mortgage Loan as to which Countrywide has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, Countrywide shall not, on behalf of the Purchaser, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property if, as a result of any such action, the Purchaser would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless Countrywide has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                   (1) such Mortgaged  Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Purchaser to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

                   (2) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Purchaser to take such actions with respect to the affected Mortgaged Property.

       The cost of the environmental  audit report  contemplated by this Section
3.03 shall be advanced by Countrywide, subject to Countrywide's right to be reimbursed therefor from the Custodial Account.

       If Countrywide determines, as described above, that it is in the best economic interest of the Purchaser to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then Countrywide shall take such action as it deems to be in the best economic interest of the Purchaser, provided, however, that Countrywide shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure if the estimated costs of the environmental clean up, as estimated in the environmental audit report, together with the Servicing Advances and Monthly Advances made by Countrywide and the estimated costs of foreclosure or acceptance of a deed in lieu of foreclosure exceeds the estimated value of the Mortgaged Property. The cost of any such compliance, containment, cleanup or remediation shall be advanced by Countrywide, subject to Countrywide's right to be reimbursed therefor from the Custodial Account.

             (c) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse Countrywide for any related unreimbursed Servicing Advances, pursuant to Section 3.05(c); second, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Remittance Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by Countrywide as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to Countrywide pursuant to Section 3.05(c).

       Section 3.04 Establishment of Custodial Accounts; Deposits in Custodial Accounts.

       Countrywide shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one (1) or more Custodial Accounts, in the form of time deposit or demand accounts. Countrywide shall provide the Purchaser with written evidence of the creation of the Custodial Account upon request.

       Countrywide  shall  deposit  in the  Custodial  Account  within  two  (2)
Business Days, and retain therein, the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

             (a) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

             (b) all payments on account of interest on the Mortgage Loans, adjusted to the Mortgage Loan Remittance Rate;

             (c) all proceeds from a Cash Liquidation;

             (d) all PMI Proceeds, Other Insurance Proceeds, including amounts required to be deposited pursuant to Sections 3.08 and 3.10 of this Agreement, other than proceeds to be held in Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Countrywide's normal servicing procedures, the loan documents or applicable law;

             (e) all Condemnation Proceeds affecting any Mortgaged Property that are not released to the Mortgagor in accordance with Countrywide's normal servicing procedures, the loan documents or applicable law;

             (f) all Monthly Advances;

             (g) all proceeds of any Mortgage Loan repurchased in accordance with Section 3.03 or 3.04 of the Purchase Agreement, and any amount required to be deposited by Countrywide in connection with any shortfall in principal amount of the Qualified Substitute Mortgage Loans and the repurchased Mortgage Loans as required pursuant to Section 3.03 of the Purchase Agreement;

             (h) any amounts required to be deposited by Countrywide pursuant to
Section 3.10 of this Agreement in connection with the deductible clause in any blanket hazard insurance policy (such deposit shall be made from Countrywide's own funds, without reimbursement therefor);

             (i) the Prepayment Interest Shortfall Amount, if any, for the month of distribution (such deposit shall be made from Countrywide's own funds, without reimbursement therefor up to a maximum amount per month equal to the lesser of one half of (a) one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage

Loans, or (b) the aggregate Servicing Fee actually received for such month for the Mortgage Loans);

             (j) any amounts required to be deposited by Countrywide in connection with any REO Property pursuant to Section 3.13 of this Agreement; and

             (k) any amounts required to be deposited in the Custodial Account pursuant to Sections 3.17.

       The foregoing requirements for deposit in the Custodial Account are exclusive. The Purchaser understands and agrees that, without limiting the generality of the foregoing, payments in the nature of late payment charges, Prepayment Charges and assumption fees (to the extent permitted by Section 3.16 of this Agreement) shall not be deposited by Countrywide in the Custodial Account. Any interest or earnings paid by the depository institution on funds deposited in the Custodial Account shall accrue to the benefit of Countrywide and Countrywide shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 3.05(d) of this Agreement.

       Section 3.05 Permitted Withdrawals From the Custodial Account.

       Countrywide may, from time to time, withdraw funds from the Custodial Account for the following purposes:

             (a) to make payments to the Purchaser in the amounts and in the manner provided for in Sections 4.01 and 4.03 of this Agreement;

             (b) to reimburse itself for Monthly Advances (Countrywide's reimbursement for Monthly Advances shall be limited to amounts received on the related Mortgage Loan (or to amounts received on the Mortgage Loans as a whole if the Monthly Advance is made due to a shortfall in a Monthly Payment made by a Mortgagor entitled to relief under the Soldiers' and Sailors' Civil Relief Act of 1940) which represent Late Collections, net of the related Servicing Fee and the LPMI Fee, if applicable. Countrywide's right to reimbursement hereunder shall be prior to the rights of the Purchaser, except that, where Countrywide is required to repurchase a Mortgage Loan pursuant to Section 3.03 or 3.04 of the Purchase Agreement, Countrywide's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loans. Notwithstanding the foregoing, Countrywide may reimburse itself for Monthly Advances from any funds in the Custodial Account if it has determined that such funds are nonrecoverable advances or if all funds, with respect to the related Mortgage Loan, have previously been remitted to the Purchaser).

             (c) to reimburse itself for unreimbursed Servicing Advances and any unpaid Servicing Fees (Countrywide's reimbursement for Servicing Advances and/or Servicing Fees hereunder with respect to any Mortgage Loan shall be limited to proceeds from Cash Liquidation, Liquidation Proceeds, Condemnation Proceeds, PMI Proceeds and Other Insurance Proceeds; provided, however, that Countrywide may reimburse itself for Servicing Advances and

Servicing Fees from any funds in the Custodial Account if all funds, with respect to the related Mortgage Loan, have previously been remitted to the Purchaser;

             (d) to pay to itself as servicing compensation (i) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date), and (ii) the Servicing Fee and the LPMI Fee, if applicable, from that portion of any payment or recovery of interest on a particular Mortgage Loan;

             (e) to pay to itself, with respect to each Mortgage Loan that has been repurchased pursuant to Section 3.03 or 3.04 of the Purchase Agreement, all amounts received but not distributed as of the date on which the related Repurchase Price is determined;

             (f) to reimburse itself for any amounts deposited in the Custodial Account in error; and

             (g)  to  clear  and  terminate  the  Custodial   Account  upon  the
termination of this Agreement.

       Section  3.06  Establishment  of  Escrow  Accounts;  Deposits  in  Escrow
Accounts.

       Countrywide shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one (1) or more Escrow Accounts in the form of time deposit or demand accounts, which accounts shall be Eligible Accounts. Countrywide shall provide the Purchaser with written evidence of the creation of such Escrow Account(s) upon request.

       Countrywide shall deposit in the Escrow Account(s) within two (2) Business Days, and retain therein, (a) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (b) all Other Insurance Proceeds that are to be applied to the restoration or repair of any Mortgaged Property. Countrywide shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes in accordance with Section 3.07 of this Agreement. Countrywide shall be entitled to retain any interest paid by the depository institution on funds deposited in the Escrow Account except interest on escrowed funds required by law to be paid to the Mortgagor. Countrywide shall pay Mortgagor interest on the escrowed funds at the rate required by law notwithstanding that the Escrow Account is non-interest bearing or the interest paid by the depository institution thereon is insufficient to pay the Mortgagor interest at the rate required by law.

       Section 3.07 Permitted Withdrawals From Escrow Account.

       Countrywide may, from time to time, withdraw funds from the Escrow Account(s) for the following purposes: (a) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, PMI Policy premiums, if applicable, and comparable items; (b) to reimburse Countrywide for any Servicing Advance made by Countrywide with respect to a related Mortgage Loan; provided, however, that such reimbursement shall only be made from amounts received on the related Mortgage Loan that represent late payments or collections of Escrow Payments thereunder; (c) to refund to the Mortgagor any funds as may be determined to be overages; (d) for transfer to the Custodial Account in accordance with the terms of this Agreement; (e) for application to restoration or repair of the Mortgaged Property; (f) to pay to Countrywide, or to the Mortgagors to the extent required by law, any interest paid on the funds deposited in the Escrow Account; (g) to reimburse itself for any amounts deposited in the Escrow Account in error; or (h) to clear and terminate the Escrow Account on the termination of this Agreement. As part of its servicing duties, Countrywide shall pay to the Mortgagors interest on funds in Escrow Account, to the extent required by law, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

       Section 3.08 Transfer of Accounts.

       Countrywide may transfer the Custodial Account or the Escrow Account to a different depository institution from time to time provided that such Custodial Account and Escrow Account shall be Eligible Accounts and Countrywide shall notify the Purchaser in writing within a reasonable period of time after such transfer has taken place.

       Section 3.09 Payment of Taxes, Insurance and Other Charges; Maintenance of PMI Policies; Collections Thereunder.

       With respect to each Mortgage Loan, Countrywide shall maintain accurate records reflecting the status of (a) ground rents, taxes, assessments, water rates and other charges that are or may become a lien upon the Mortgaged Property; (b) PMI Policy premiums and (c) fire and hazard insurance premiums. Countrywide shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums, and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable using Escrow Payments which shall have been estimated and accumulated by Countrywide in amounts sufficient for such purposes. To the extent that the Mortgage does not provide for Escrow Payments, Countrywide shall determine that any such payments are made by the Mortgagor at the time they first become due. Countrywide assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills, irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and shall make advances from its own funds to effect such payments.

       Countrywide will maintain in full force and effect, a PMI Policy conforming in all respects to the description set forth in Section 3.02(v) of the Purchase Agreement, issued by an insurer described in that Section, with respect to each Mortgage Loan for which such coverage is herein required. Such coverage will be maintained until the LTV or the Updated LTV of the related Mortgage Loan is reduced to 80% or less in the case of a Mortgage Loan having a LTV at origination in excess of 80% or Countrywide, as applicable, will not cancel or refuse to renew any PMI Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement PMI Policy is obtained from and maintained with an insurer approved by an Agency. Countrywide shall not take any action that would result in non-coverage under any applicable PMI Policy of any loss that, but for the actions of Countrywide would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.16 herein, Countrywide shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions that may be required by such insurer as a condition to the continuation of coverage under the PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, Countrywide shall obtain a replacement PMI Policy as provided above.

       Unless otherwise provided in the related Purchase Confirmation, no Mortgage Loan has in effect as of the Closing Date any mortgage pool insurance policy or other credit enhancement, except for any PMI Policy and the insurance or guarantee relating thereto, as applicable (excluding such exception, the "Credit Enhancement"), and Countrywide shall not be required to take into consideration the existence of any such Credit Enhancement for the purposes of performing its servicing obligations hereunder. If the Purchaser shall at any time after the related Closing Date notify Countrywide in writing of its desire to obtain any such Credit Enhancement, the Purchaser and Countrywide shall thereafter negotiate in good faith for the procurement and servicing of such Credit Enhancement.

       In connection with its activities as servicer, Countrywide agrees to prepare and present, on behalf of itself, and the Purchaser, claims to the insurer under any PMI Policy in a timely fashion in accordance with the terms of such PMI Policy and Acceptable Servicing Practices. Pursuant to Subsection 3.04, PMI Proceeds shall be deposited in the Custodial Account.

       Section 3.10 Maintenance of Hazard Insurance.

       Countrywide shall cause to be maintained, for each Mortgage Loan, fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount set forth in the Underwriting Guidelines. If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available, Countrywide shall cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the National Flood Insurance Administration program (or any successor thereto) with a Qualified Insurer and with coverage set forth in the Underwriting Guidelines. Countrywide shall also maintain on REO Property,
(1) fire and hazard insurance with extended coverage in an amount that is not less than (i) the maximum insurable value of the improvements that are a part of such property and (ii) the unpaid principal balance of the related Mortgage Loan (including any cumulative related Negative Amortization) at the time it became an REO Property plus accrued interest at the Mortgage Interest Rate and related Servicing Advances, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above; (2) liability insurance; and (3) to the extent required and available under the National Flood Insurance Reform Act of 1994, flood insurance in an amount as provided above. Countrywide shall deposit in the Custodial Account all amounts collected under any such policies except (A) amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property and (B) amounts to be released to the Mortgagor in accordance with Countrywide's normal servicing procedures. The Purchaser understands and agrees that no earthquake or other additional insurance on property acquired in respect of the Mortgage Loan shall be maintained by Countrywide or Mortgagor. All such policies shall be endorsed with standard mortgagee clauses with loss payable to Countrywide and shall provide for at least thirty (30) days prior written notice to Countrywide of any cancellation, reduction in the amount of coverage or material change in coverage. Countrywide shall not interfere with the Mortgagor's freedom of choice in selecting either the insurance carrier or agent; provided, however, that Countrywide shall only accept insurance policies from a Qualified Insurer.

       Section 3.11 [Reserved].

       Section 3.12 Fidelity Bond; Errors and Omissions Insurance.

       Countrywide shall cause to be maintained a blanket Fidelity Bond and an errors and omissions insurance policy with responsible companies with broad coverage of all officers, employees or other persons acting in any capacity with regard to the Mortgage Loan who handle funds, money, documents or papers relating to the Mortgage Loan. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure Countrywide against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of its officers, employees and agents. Such Fidelity Bond shall also protect and insure Countrywide against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.12 shall diminish or relieve Countrywide from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and errors and omissions insurance policy shall be at least equal to the corresponding amounts required by an Agency for an approved seller/servicer. Upon request of the Purchaser, Countrywide shall provide to the Purchaser a certificate of insurance which certifies coverage of such Fidelity Bond and errors and omissions insurance policy under this Section 3.12.

       Section 3.13 Title, Management and Disposition of REO Property.

       (a) Title. In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of Countrywide for the benefit of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person(s) as shall be consistent with an Opinion of Counsel obtained by Countrywide from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person(s) holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

             (b) Management.

       Countrywide shall either itself or through an agent selected by Countrywide, manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in accordance with Accepted Servicing Practices. Countrywide shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter or more frequently as required by the circumstances. Countrywide shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Credit File and copies thereof shall be forwarded by Countrywide to the Purchaser within five
(5) days of the Purchaser's request therefore. Countrywide shall attempt to sell the REO Property (and may temporarily rent the same) on such terms and conditions as Countrywide deems to be in the best interest of the Purchaser. Countrywide shall deposit, or cause to be deposited, within two (2) Business Days of receipt, in each REO Account all revenues received with respect to each REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of each REO Property, including the cost of maintaining any hazard insurance pursuant to Section 3.10 hereof and the fees of any managing agent acting on behalf of Countrywide. Notwithstanding anything contained in this Agreement to the contrary, upon written notice to Countrywide, the Purchaser may elect to assume the management and control of any REO Property; provided, however, that prior to giving effect to such election, the Purchaser shall reimburse Countrywide for all previously unreimbursed or unpaid Monthly Advances, Servicing Advances and Servicing Fees related to such REO Property.

             (c) Disposition.

       Subject to the following paragraph, Countrywide shall use its best efforts to dispose of each REO Property as soon as possible and shall sell each REO Property no later than one (1) year after title to such REO Property has been obtained, unless Countrywide determines, and gives an appropriate notice to the Purchaser, that a longer period is necessary for the orderly disposition of any REO Property. If a period longer than one (1) year is necessary to sell any REO Property, Countrywide shall report monthly to the Purchaser as to the progress being made in selling such REO Property. Notwithstanding the foregoing, if a REMIC election is made with respect to the arrangement under which the REO Property is held, such REO Property shall be disposed of before the close of the third taxable year following the taxable year in which the Mortgage Loan became an REO Property, unless Countrywide provides to the Purchaser under such REMIC an Opinion of Counsel to the effect that the holding of such REO Property subsequent to the close of the third taxable year following the taxable year in which the Mortgage Loan became an REO Property, will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code, or cause the transaction to fail to qualify as a REMIC at any time that certificates are outstanding. Additionally, Countrywide shall perform the tax withholding and reporting as required by 6050J of the Code.

       Each REO Disposition shall be carried out by Countrywide at such price and upon such terms and conditions as Countrywide deems to be in a manner that maximizes the net present value of the recovery to the Purchaser. If, as of the date title to any REO Property was acquired by Countrywide there were outstanding unreimbursed Servicing Advances, Monthly Advances or Servicing Fees with respect to the REO Property or the related Mortgage Loan, Countrywide upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances, Monthly Advances and Servicing Fees from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to Countrywide as provided above, shall be deposited in the Custodial Account and distributed to the Purchaser in accordance with Section
4.01 of this Agreement.

       Section 3.14 Notification of Adjustments.

       With respect to each Adjustable Rate Mortgage Loan, Countrywide shall adjust the Mortgage Interest Rate on the related Interest Adjustment Date and shall adjust the Monthly Payment on the related Payment Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. If, pursuant to the terms of the Mortgage Note, another index is selected for determining the Mortgage Interest Rate because the original index is no longer available, the same index will be used with respect to each Mortgage Note which requires a new index to be selected, provided that such selection does not conflict with the terms of the related Mortgage Note. Countrywide shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments. Countrywide shall promptly, upon the written request therefor, deliver to the Purchaser such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by Countrywide or the Purchaser that Countrywide has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, Countrywide shall immediately deposit in the Custodial Account, from its own funds, the amount of any interest loss caused the Purchaser thereby without reimbursement therefor.

       Section 3.15  Notification of Maturity Date.

       With respect to each Balloon Mortgage Loan, Countrywide shall execute and deliver to the Mortgagor any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the maturity date and final balloon payment.

       Section 3.16  Assumption Agreements.

       Countrywide shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause to the extent permitted by law; provided, however, that Countrywide shall not exercise any such right if prohibited from doing so by law or the terms of the Mortgage Note or if the exercise of such right would impair or threaten to impair any recovery under the related PMI Policy, if any. If Countrywide reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, Countrywide shall enter into an assumption agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Section 3.16, the Purchaser authorizes Countrywide, with the prior written consent of the insurer under the related PMI Policy, if any, to enter into a substitution of liability agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original

Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

       In connection with any such assumption or substitution of liability, Countrywide shall follow the underwriting practices and procedures employed by Countrywide for mortgage loans originated by Countrywide for its own account in effect at the time such assumption or substitution is made. With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan, the outstanding principal amount of the Mortgage Loan and the final maturity date of such Mortgage Loan shall not be  changed.  Countrywide  shall  notify the  Purchaser  that any such substitution  of  liability  or  assumption  agreement  has  been  completed  by forwarding to the Purchaser or its designee the original of any such substitution of liability or assumption agreement, which document shall be added to the related Collateral File and shall, for all purposes, be considered a part of such Collateral File to the same extent as all other documents and instruments constituting a part thereof.

       Notwithstanding anything to the contrary contained herein, Countrywide shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption that Countrywide may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.16, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

       Section 3.17 Satisfaction of Mortgages and Release of Collateral Files.

       Upon the payment in full of any Mortgage Loan, or the receipt by Countrywide of a notification that payment in full will be escrowed in a manner customary for such purposes, Countrywide shall immediately notify the Purchaser. Such notice shall include a statement to the effect that all amounts received or to be received in connection with such payment, which are required to be deposited in the Custodial Account pursuant to Section 3.04 of this Agreement, have been or will be so deposited and shall request delivery to it of the portion of the Collateral File held by the Purchaser. Upon receipt of such notice and request, the Purchaser, or the Custodian, shall within five (5) Business Days release or cause to be released to Countrywide the related Collateral Documents and Countrywide shall prepare and process any satisfaction or release. In the event that the Purchaser or the Custodian fails to release or cause to be released to Countrywide the related Collateral Documents within five
(5) Business Days of Countrywide's request therefor, the Purchaser shall be liable to Countrywide for any additional expenses or costs, including, but not limited to, outsourcing fees and penalties, incurred by Countrywide resulting from such failure. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

       In the event Countrywide satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, Countrywide, upon written demand, shall remit to the Purchaser the then unpaid principal balance of the related Mortgage

Loan by deposit thereof in the Custodial Account. Countrywide shall maintain the Fidelity Bond insuring Countrywide against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

       From time to time and as appropriate for the service or foreclosure of a Mortgage Loan, including for the purpose of collection under any PMI Policy, the Purchaser shall, within five (5) Business Days of Countrywide's request and delivery to the Custodian of a servicing receipt signed by a Servicing Officer, release or cause to be released to Countrywide the portion of the Collateral File held by the Purchaser or its designee. Pursuant to the servicing receipt, Countrywide shall be obligated to return to the Purchaser the related Collateral File when Countrywide no longer needs such file, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Collateral File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially. In the event that the Purchaser or the Custodian fails to release or cause to be released to Countrywide the related Collateral Documents within five (5) Business Days of Countrywide's request therefor, the Purchaser shall be liable to Countrywide for any additional expenses or costs, including, but not limited to, outsourcing fees and penalties, incurred by Countrywide resulting from such failure. Upon receipt of notice from Countrywide stating that such Mortgage Loan was liquidated, the Purchaser shall release Countrywide from its obligations under the related servicing receipt.

       Section 3.18 Servicing Compensation.

       As compensation for its services hereunder, Countrywide shall be entitled to withdraw from the Custodial Account the amount of its Servicing Fee. The Servicing Fee shall be payable monthly and shall be computed on the basis of the unpaid principal balance and for the period respecting which any related interest payment on a Mortgage Loan is received. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 3.05) of such Monthly Payments.

       Additional servicing compensation in the form of assumption fees (as provided in Section 3.16 of this Agreement), Prepayment Charges, late payment charges and other ancillary fees shall be retained by Countrywide to the extent not required to be deposited in the Custodial Account. Countrywide shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided herein.

       Section 3.19 Superior Liens.

       In the event that Countrywide has reasonable cause to believe or has been notified that either a senior or junior lien is in default, Countrywide shall attempt to determine the status of the related senior lien, if applicable.

       If Countrywide discovers, upon investigation of the status of the senior lien pursuant to the previous paragraph, that any superior lienholder has accelerated or intends to accelerate the obligations secured by the first lien, or has declared or intends to declare a default under the mortgage or promissory note secured thereby, or has filed or intends to file an election to have the related Mortgaged Property sold or foreclosed, Countrywide shall take, on behalf of the Purchaser, whatever actions are necessary to protect the interests of the Purchaser in accordance with Accepted Servicing Practices, including advancing an amount that is greater than the then outstanding principal balance of the related Second Lien Mortgage Loan. Notwithstanding anything to the contrary set forth herein, Countrywide shall not be required to make any Servicing Advance (including those contemplated in this Section 3.19) if it determines in its reasonable good faith judgment that such Servicing Advance would not be recoverable pursuant to the Agreement.

       Section 3.20 Compliance with REMIC Provisions.

       If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, Countrywide shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) materially and adversely affect the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless Countrywide has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.


                                   ARTICLE IV.
                 PROVISIONS OF PAYMENTS AND REPORTS TO PURCHASER

       Section 4.01  Distributions.

       On each Remittance  Date,  Countrywide  shall distribute to the Purchaser
(a) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 3.05 hereof; plus (b) all Monthly
Advances,  if any,  that  Countrywide  is  obligated to  distribute  pursuant to
Section 4.03 of this Agreement; minus (c) any amounts attributable to Principal Prepayments received after the related Principal Prepayment Period; minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date. It is understood that, by operation of Section 3.04 hereof, the remittance on the first Remittance Date is to include principal collected after the Cut-off Date through the preceding Determination Date plus interest, adjusted to the Mortgage Loan Remittance Rate, collected through such Determination Date exclusive of any portion thereof allocable to the period prior to the Cut-off Date, with the adjustments specified in (b), (c) and (d) above.

       All distributions made to the Purchaser on each Remittance Date will be made to the Purchaser and shall be based on the Mortgage Loans owned and held by the Purchaser, and shall be made by wire transfer of immediately available funds to the account of the Purchaser.

       With respect to any remittance received by the Purchaser on or after the first Business Day following the Business Day on which such payment was due, Countrywide shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by JPMorgan Chase Bank, New York, New York, as its prime lending rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by Countrywide to the Purchaser on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made. Such interest shall be remitted along with such late payment. The payment by Countrywide of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by Countrywide.

       Section 4.02 Periodic Reports to the Purchaser.

       (a) Monthly Reports. Not later than each Remittance Date, Countrywide will furnish to the Purchaser a monthly report ("Monthly Remittance Advice") in an electronic form mutually agreeable to the Purchaser and Countrywide as to the upcoming remittance and the related Due Period

       (b) Miscellaneous Reports. Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, Countrywide shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property, which report may be included with any other reports prepared by Countrywide and delivered to the Purchaser pursuant to the terms and conditions of this Agreement. With respect to any REO Property, and upon the request of the Purchaser, Countrywide shall furnish to the Purchaser a statement describing Countrywide's efforts during the previous month in connection with the sale of such REO Property, including any rental of such REO Property incidental to the sale thereof and an operating statement. Countrywide shall also provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return and as the Purchaser may reasonably request from time to time. The Purchaser agrees to pay for all reasonable out-of-pocket expenses incurred by Countrywide in connection with complying with any request made by the Purchaser hereunder if such information is not customarily provided by Countrywide in the ordinary course of servicing mortgage loans similar to the Mortgage Loans.

       Section 4.03 Monthly Advances by Countrywide.

       Not later than the close of business on the Determination Date preceding each Remittance Date, Countrywide shall deposit in the Custodial Account an amount equal to all payments not previously advanced by Countrywide, whether or not deferred pursuant to Section 4.01 of this Agreement, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, adjusted to the Mortgage Loan Remittance Rate, which were due on a

Mortgage Loan and delinquent as of the close of business on the Business Day prior to the related Determination Date. Notwithstanding anything to the contrary herein, Countrywide may use amounts on deposit in the Custodial Account for future distribution to the Purchaser to satisfy its obligation, if any, to deposit delinquent amounts pursuant to the preceding sentence. To the extent Countrywide uses any funds being held for future distribution to the Purchaser to satisfy its obligations under this Section 4.03 hereof, Countrywide shall deposit in the Custodial Account an amount equal to such used funds no later than the Determination Date prior to the following Remittance Date to the extent that funds in the Custodial Account on such Remittance Date are less than the amounts to be remitted to the Purchaser pursuant to Section 4.01 of this Agreement.

       Countrywide's obligation to make such advances as to any Mortgage Loan (if deemed recoverable) will continue through the earliest of: (a) the last Monthly Payment due prior to the payment in full of the Mortgage Loan; (b) the Remittance Date prior to the Remittance Date for the distribution of any Liquidation Proceeds. Other Insurance Proceeds or Condemnation Proceeds which, in the case of Other Insurance Proceeds and Condemnation Proceeds, satisfy in full the indebtedness of such Mortgage Loan; or (c) the Remittance Date prior to the date the Mortgage Loan is converted to REO Property. In no event shall Countrywide be obligated to make an advance under this Section 4.03 if at the time of such advance it reasonably determines that such advance will be unrecoverable. In such event, Countrywide shall deliver to the Purchaser an Officer's Certificate of Countrywide to the effect that an officer of Countrywide has reviewed the related Mortgage File and has made the reasonable determination that any additional advances are nonrecoverable.

       Section 4.04 Annual Statement as to Compliance.

             (a) On or before March 5th of each calendar year, commencing in 2007, Countrywide shall deliver to the Purchaser a statement of compliance addressed to the Purchaser and signed by an authorized officer of Countrywide, to the effect that (i) a review of Countrywide's servicing activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the servicing provisions of this Agreement and any applicable reconstitution agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, Countrywide has fulfilled all of its servicing obligations under this Agreement and any applicable reconstitution agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof. Copies of such statement shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans. The Purchaser shall notify Countrywide prior to providing any such copies. In the event that Countrywide has delegated any servicing responsibilities with respect to the Mortgage Loans to a subservicer, Countrywide shall deliver an officer's certificate of the subservicer as described above as to each subservicer as and when required with respect to Countrywide.

       Section 4.05 Annual Independent Certified Public Accountants' Servicing Report.

       Countrywide shall, on or before March 5th of each year, beginning in the year following the Closing Date, cause, at its sole cost and expense, a firm of independent public accountants, which is a member of the American Institute of Certified Public Accountants, to furnish a statement to the Purchaser to the effect that such firm has examined certain documents and records and performed certain other procedures relating to the servicing of the Mortgage Loans during the immediately preceding fiscal year of Countrywide and that such firm is of the opinion that, on the basis of such examination conducted substantially in accordance with the Uniform Single Attestation Program for Mortgage Bankers, such servicing has been conducted in compliance therewith, except for such exceptions as shall be set forth in such statement.

       Section 4.06 Purchaser's Access to Countrywide's Records.

       The Purchaser shall have access upon reasonable notice to Countrywide, during regular business hours or at such other times as might be reasonable under applicable circumstances, to any and all of the books and records of Countrywide that relate to the performance or observance by Countrywide of the terms, covenants or conditions of this Agreement. Further, Countrywide hereby authorizes the Purchaser, in connection with a sale of the Mortgage Loans, to make available to prospective purchasers a Consolidated Statement of Operations of Countrywide, or its parent company, prepared by or at the request of Countrywide for the most recently completed three (3) fiscal years for which such a statement is available as well as a Consolidated Statement of Condition at the end of the last two (2) fiscal years covered by such Consolidated Statement of Operations. Countrywide also agrees to make available to any prospective purchaser, upon reasonable notice and during normal business hours, a knowledgeable financial or accounting officer for the purpose of answering questions respecting Countrywide's ability to perform under this Agreement. The Purchaser agrees to reimburse Countrywide for any out-of-pocket costs incurred by Countrywide in connection with its obligations under this Section 4.06.


                                   ARTICLE V.
                            COVENANTS BY COUNTRYWIDE

       Section 5.01 Indemnification by Countrywide.

       Countrywide shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary attorneys' fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to (a) a material breach of any of the representations or warranties made by Countrywide in Section 2.01 of this Agreement, or (b) the failure of Countrywide to perform its obligations hereunder including its obligations to service and administer the Mortgage Loans in compliance with the terms of this Agreement or any Reconstitution Agreement. Notwithstanding the foregoing, the Purchaser shall indemnify Countrywide and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that Countrywide may sustain in any way related to (a) actions or inactions of Countrywide with respect to any Mortgage Loan which are inconsistent with the obligations imposed on Countrywide pursuant to the terms of the Agreement, taken or omitted upon the written direction of the Purchaser, (b) the failure of the Purchaser or the Custodian to perform its obligations under Section 3.17 of this Agreement, (c) the failure of the Purchaser to perform its obligations in subsections (i) and
(ii) in Section 5.03 of this Agreement, or (d) the failure of the Purchaser to perform its obligations in Sections 3.01, 3.13(b), 4.02(b), 4.06, 5.02, 5.05,
6.02, 7.05, 7.06, 7.11, and 7.13 of this Agreement.

       Section 5.02 Merger or Consolidation of Countrywide.

       Countrywide shall keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans, and to perform its duties under this Agreement.

       Notwithstanding anything to the contrary contained herein, any Person into which Countrywide may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Countrywide shall be a party, or any Person succeeding to the business of Countrywide, shall be the successor of Countrywide hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a company whose business is the servicing of mortgage loans, unless otherwise consented to by the Purchaser, which consent shall not be unreasonably withheld, and shall be qualified to service mortgage loans on behalf of an Agency.

       Section 5.03 Limitation on Liability of Countrywide and Others.

       Neither Countrywide nor any of the officers, employees or agents of Countrywide shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect Countrywide or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. Countrywide and any officer, employee or agent of Countrywide may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Notwithstanding anything to the contrary contained in this Agreement, unless one or more Event of Default by Countrywide shall occur and shall not have been remedied within the time limits set forth in Section 6.01(a) of this Agreement, the Purchaser shall not record or cause to be recorded an Assignment of Mortgage with the recording office. To the extent the Purchaser records with the recording office as permitted herein an Assignment of Mortgage which designates the Purchaser as the holder of record of the Mortgage, the Purchaser agrees that it shall (i) provide Countrywide with immediate notice of any action with respect to the Mortgage or the related Mortgaged Property and ensure that the proper department or person at Countrywide receives such notice; and (ii) immediately complete, sign and return to Countrywide any document reasonably requested by Countrywide to comply with its servicing obligations, including without limitation, any instrument required to release the Mortgage upon payment in full of the obligation or take any other action reasonably required by

Countrywide. The Purchaser further agrees that Countrywide shall have no liability for the Purchaser's failure to comply with the subsections (i) or (ii) in the foregoing sentence. Countrywide shall have no liability to the Purchaser and shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that Countrywide may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable to protect the Purchaser's interests in the Mortgage Loans. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser will be liable, and Countrywide shall be entitled to be reimbursed therefor from the Purchaser upon written demand except when such expenses, costs and liabilities are subject to Countrywide's indemnification under Section 5.01 of this Agreement.

       Section 5.04 Countrywide Not to Resign.

       Countrywide shall not resign from the obligations and duties hereby imposed on it except by mutual consent of Countrywide and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Countrywide. Any such determination permitting the resignation of Countrywide shall be evidenced by Countrywide's delivery of an Opinion of Counsel to the Purchaser in a form reasonably acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Countrywide's responsibilities and obligations hereunder.

       Section 5.05 No Transfer of Servicing.

       Countrywide acknowledges that the Purchaser acts in reliance upon Countrywide's independent status, the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section, Countrywide shall not assign this Agreement or the servicing rights hereunder, without the prior written approval of the Purchaser, which consent may not be unreasonably withheld; provided, however, that nothing in this Agreement shall limit the right of Countrywide to assign the servicing rights hereunder to Servicing LP.


                                   ARTICLE VI.
                     TERMINATION OF COUNTRYWIDE AS SERVICER

       Section 6.01 Termination Due to an Event of Default.

             (a) Each of the following shall be an Event of Default by Countrywide if it shall occur and, if applicable, be continuing for the period of time set forth therein:

                  (i) any failure by Countrywide to remit to the Purchaser any payment required to be made under the terms of this Agreement which such failure continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to Countrywide by the Purchaser; or

                  (ii) any failure on the part of Countrywide to duly observe or perform in any material respect any of the covenants or agreements on the part of Countrywide set forth in this Agreement, Purchase Agreement or in the Custodial Agreement, if any, which continues unremedied for a period of thirty
(30) days (except that such number of days shall be fifteen (15) in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Countrywide by the Purchaser; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against Countrywide and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

                  (iv)  Countrywide  shall  consent  to  the  appointment  of  a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to Countrywide or of or relating to all or substantially all of its property; or

                  (v) Countrywide shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

                  (vi)  Countrywide   shall  cease  to  be  an  Agency  approved
servicer; or

                  (vii) Countrywide attempts to assign its right to servicing compensation hereunder, except as permitted under this Agreement or to any
Countrywide affiliate or to assign this Agreement or the servicing responsibilities hereunder, except as permitted under this Agreement or to any Countrywide affiliate; or

                 (viii) Countrywide fails to duly perform, within the required time period, its obligations under Sections 4.04 and 4.05 of this Agreement, which failure continues unremedied for a period of nine (9) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been received by. Such written notice may be given to Countrywide by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans.

       In case one or more Events of Default by Countrywide shall occur and shall not have been remedied, the Purchaser, by notice in writing to Countrywide may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of Countrywide under this Agreement, the Purchase Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by Countrywide of such written notice, all authority and power of

Countrywide under this Agreement and the Purchase Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Purchaser. Upon written request from the Purchaser, Countrywide shall prepare, execute and deliver, any and all documents and other instruments and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at Countrywide's sole expense. Countrywide agrees to cooperate with the Purchaser in effecting the termination of Countrywide's responsibilities and rights hereunder, including the transfer to the Purchaser, for administration by it, of all cash amounts which shall at the time be credited by Countrywide to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

             (b) Waiver of Event of Default. The Purchaser may waive any default by Countrywide in the performance of Countrywide's obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Events of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

       Section 6.02 Termination by Other Means.

       The respective obligations and responsibilities of Countrywide shall terminate with respect to any Mortgage Loan Package upon the first to occur of:
(a) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property in such Mortgage Loan Package and the remittance of all funds due hereunder; (b) by mutual consent of Countrywide and the Purchaser in writing;
(c) the purchase by Countrywide of all outstanding Mortgage Loans and REO Property in a Mortgage Loan Package at a price equal to (i) in the case of a Mortgage Loan, 100% of the Stated Principal Balance of each Mortgage Loan on the date of such repurchase plus accrued interest thereon through the last day of the month of repurchase, and (ii) in the case of REO Property, the lesser of (1) 100% of the Stated Principal Balance of the Mortgage Loan encumbering the Mortgaged Property at the time such Mortgaged Property was acquired and became REO Property or (2) the fair market value of such REO Property at the time of repurchase; or (d) the Pass-Through Transfer of the last Mortgage Loan in such Mortgage Loan Package.

       Upon written request from the Purchaser in connection with any such termination pursuant to (a) and (b) above, Countrywide shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser's possession all Mortgage Files, and do or accomplish all other acts or things reasonably necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at Countrywide's sole expense. Countrywide agrees to cooperate with the Purchaser and such successor in effecting the termination of Countrywide's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by Countrywide to the Custodial Account, REO Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

       In the event that Countrywide is terminated without cause, (i) with regard to any Mortgage Loan that is more than ninety (90) days delinquent ("Non-Performing Mortgage Loan"), the Purchaser shall pay to Countrywide a termination fee in an amount equal to (A) if such termination without cause occurs within eighteen (18) months after the related Closing Date ("18 Month Period"), 1.0% of the Stated Principal Balance of the Non-Performing Mortgage Loans, or (B) if such termination without cause occurs within six (6) months after such 18 Month Period ("Subsequent 6 Month Period"), .50% of the Stated Principal Balance of the Non-Performing Mortgage Loans, or (C) if such termination without cause occurs after such Subsequent 6 Month Period, the Purchaser shall not have to pay any termination fee with respect to the related Non-Performing Mortgage Loans, or (ii) with regard to any other Mortgage Loan ("Performing Mortgage Loan"), the Purchaser shall pay to Countrywide a termination fee in an amount equal to the greater of (A) 2.5% of the Stated Principal Balance of the Performing Mortgage Loans and (B) fair market value of the servicing rights for such Performing Mortgage Loans as of the date of such termination. Notwithstanding anything to the contrary set forth herein, it is understood and agreed upon by Countrywide and the Purchaser that in the event Countrywide is terminated without cause pursuant to this paragraph, the Purchaser shall reimburse Countrywide for all outstanding and unreimbursed Servicing Advances and Monthly Advances made pursuant to this Agreement and shall pay all transfer costs related to the transfer of servicing to the Purchaser or its designee.


                                  ARTICLE VII.
                                  MISCELLANEOUS

       Section 7.01 Notices.

       All demands, notices and communications required to be provided hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, postage prepaid, and return receipt requested, or, if by other means, when received by the other party at the address as follows:

                 (i)  to Countrywide:

                      Countrywide Home Loans, Inc.
                      4500 Park Granada
                      Calabasas, California 91302
                      Attn:  Mr. Josh Adler

                      With a copy to: General Counsel

                 (ii) the Purchaser:

                      HSBC Bank USA, National Association
                      452 Fifth Avenue
                      New York, New York 10018
                      Attn:  Jay Kilpatrick

       To the address and contact set forth in the related Purchase Confirmation or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

       Section 7.02 Exhibits.

       The Exhibits to this Agreement and each Trade Confirmation and Purchase Confirmation executed by Countrywide and the Purchaser are hereby incorporated and made a part hereof and are an integral part of this Agreement.

       Section 7.03 General Interpretive Principles.

       For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

       (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

             (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

             (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other Subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

             (d) reference to a Section without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

             (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

             (f) the term "include" or "including" shall mean without limitation by reason of enumeration; and

             (g) reference to the Transaction Documents or any other document referenced herein shall include all exhibits, schedules or other supplements thereto.

       Section 7.04 Reproduction of Documents.

       This  Agreement  and  all  documents  relating  thereto,   including  (a)
consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

       Section 7.05 Further Agreements.

       Countrywide shall execute and deliver to the Purchaser and the Purchaser shall be required to execute and deliver to Countrywide such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

       Section 7.06 Assignment of Mortgage Loans by the Purchaser; Pass-Through Transfers.

             (a) The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans in a Whole Loan Transfer or Pass-Through Transfer and may assign this Agreement; provided, however, that the transferee will not be deemed to be the Purchaser hereunder unless such transferee shall agree in writing to be bound by the terms of this Agreement in the form of an assignment, assumption and recognition agreement ("AAR") reasonably acceptable to the Purchaser and Countrywide and an original counterpart of the AAR shall have been executed by the Purchaser and the transferee and delivered to Countrywide. Notwithstanding the foregoing, no transfer shall be effective if such transfer would result in there being more than three (3) "Purchasers" outstanding hereunder with respect to any Mortgage Loan Package. Any Person or trust to which Mortgage Loans may be transferred pursuant to this Section 7.06(a) or Section 7.06(b) hereunder shall constitute a single Purchaser for the purposes of the preceding sentence.

             (b) The Purchaser and Countrywide agree that with respect to some or all of the Mortgage Loans, the Purchaser, at its sole option, but subject to the limitations set forth in Section 7.06(a) hereof, may effect Pass-Through Transfers, retaining Countrywide, as the servicer thereof or subservicer if a master servicer is employed, or as applicable the "seller/servicer." On the related Reconstitution Date, the Mortgage Loans transferred shall cease to be covered by this Agreement; provided, however, that, in the event that any Mortgage Loan transferred pursuant to this Section 7.06 is rejected by the related transferee, Countrywide shall continue to service such rejected Mortgage Loan on behalf of the Purchaser in accordance with the terms and provisions of this Agreement. Countrywide shall cooperate with the Purchaser in connection with each Pass-Through Transfer in accordance with this Section 7.06. In connection therewith Countrywide shall:

                  (i) negotiate in good faith an AAR required to effectuate the Pass-Through Transfer, provided such AAR creates no greater obligation or cost on the part of Countrywide than otherwise set forth in this Agreement, and provided further that Countrywide shall be entitled to a servicing fee under that agreement at a rate per annum no less than the Servicing Fee Rate; and

                  (ii) provide as applicable:

                       (A) information pertaining to Countrywide of the type and scope customarily included in offering documents for residential mortgage-backed securities transactions involving multiple loan originators; and

                       (B) such opinions of counsel, letters from auditors, and certificates of public officials or officers of Countrywide as are reasonably believed necessary by the trustee, any rating agency or the Purchaser, as the case may be, in connection with such Pass-Through Transfer. The Purchaser shall pay all third party costs associated with the preparation and delivery of any information, excluding any in-house opinions, described in this clause (ii) (B). Countrywide shall not be required to execute any AAR unless a draft of such AAR is provided to Countrywide at least 5 days before the Reconstitution Date, or such longer period as may reasonably be required for Countrywide and its counsel to review and comment on the agreement.

             (c) In connection with any Pass-Through Transfer, Countrywide shall not be required to "bring down" any of the representations and warranties in this Agreement (i.e., the representations and warranties only speak as of the applicable date set forth in the Purchase Agreement), or, except as provided in the following sentence, to make any other representations or warranties whatsoever. Upon request, Countrywide will bring down the representations and warranties in Section 2.01 of this Agreement to a date no later than the related Reconstitution Date.

             (d) All Mortgage Loans not sold or transferred pursuant to Pass-Through Transfers shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

       Section 7.07 Conflicts between Transaction Documents.

       In the event of any conflict, inconsistency or ambiguity between the terms and conditions of this Agreement, the Purchase Agreement and either the related Trade Confirmation or the related Purchase Confirmation, the terms of the related Purchase Confirmation shall control. In the event of any conflict, inconsistency or ambiguity between the terms and conditions of the Trade
Confirmation  and  the  Purchase   Confirmation,   the  terms  of  the  Purchase
Confirmation shall control. In the event of any conflict, inconsistency or ambiguity between the terms and conditions of this Agreement and the Purchase Agreement, the terms of this Agreement shall control.

       Section 7.08 Governing Law.

       The Agreement shall be construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of laws and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal law.

       Section 7.09 Severability Clause.

       Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to an amendment to this Agreement which places each party in the same or as economic position as each party would have been in except for such invalidity.

       Section 7.10 Successors and Assigns.

       This Agreement shall bind and inure to the benefit of and be enforceable by Countrywide, the Purchaser and the respective permitted successors and assigns of Countrywide and the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by Countrywide to a third party except as provided for in this Agreement. Subject to Section 7.06 of this Agreement, the Purchaser shall have the right to assign, in whole or in part, its interests under the Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder and such assignee or designee shall accede to or exercise the rights and obligations, as applicable, hereunder of the Purchaser with respect to such Mortgage Loans.

       Section 7.11 Confidentiality.

       Countrywide and the Purchaser acknowledge and agree that the terms of the Transaction Documents shall be kept confidential and their contents will not be divulged to any party without the other party's consent, except to the extent that it is appropriate for Countrywide and the Purchaser to do so in working with legal counsel, auditors, taxing authorities, or other governmental agencies.

       Section 7.12 Entire Agreement.

       This Agreement, the Purchase Agreement and the Purchase Confirmation constitute the entire understanding between the Countrywide and the Purchaser with respect to each Mortgage Loan Package and supersede all prior or contemporaneous oral or written communications regarding same. Countrywide and the Purchaser understand and agree that no employee, agent or other representative of Countrywide or the Purchaser has any authority to bind such party with regard to any statement, representation, warranty or other expression unless said statement, representation, warranty or other expression is specifically included within the express terms of this Agreement or the related Purchase Confirmation. Neither this Agreement nor the related

Purchase Confirmation shall be modified, amended or in any way altered except by an instrument in writing signed by both parties.

       Section 7.13 Successor to Countrywide.

       Prior to termination of Countrywide's responsibilities and duties under this Agreement pursuant to Sections 5.04, 6.01 or 6.02(b), the Purchaser shall
(i) succeed to and assume all of Countrywide's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having a net worth of not less than $30,000,000 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of Countrywide under this Agreement prior to the termination of Countrywide's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that Countrywide's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned Sections, Countrywide shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement. The resignation or removal of Countrywide pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve Countrywide of the representations and warranties made under this Agreement and the remedies available to the Purchaser thereunder.

       Any successor appointed as provided herein shall execute, acknowledge and deliver to Countrywide and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of Countrywide, with like effect as if originally named as a party to this Agreement. Any termination of this Agreement pursuant to Sections 5.04, 6.01 or 6.02(b) shall not affect any claims that the Purchaser may have against Countrywide arising prior to any such termination or resignation.

       Countrywide shall timely deliver to the successor the funds in the Custodial Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and Countrywide shall account for all funds. Countrywide shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of Countrywide. The Purchaser shall reimburse Countrywide for all amounts owed to Countrywide pursuant to this Agreement and which would otherwise have been recovered by Countrywide pursuant to this Agreement.

                            (SIGNATURE PAGE FOLLOWS)

       IN WITNESS WHEREOF, Countrywide and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                            COUNTRYWIDE HOME LOANS INC.,
                                            Countrywide

                                            By:___________________________
                                            Name:  Darren Bigby
                                            Title:   Executive Vice President

                                            HSBC BANK USA, NATIONAL ASSOCIATION,
                                            the Purchaser

                                            By:_____________________________
                                            Name:
                                            Title:

                                    EXHIBIT 1

                   INDEMNIFICATION AND CONTRIBUTION AGREEMENT

                         [AS AGREED UPON BY THE PARTIES]

                                                               EXECUTION VERSION


                         COUNTRYWIDE HOME LOANS, INC.,
                               as Countrywide

                                    and

                     HSBC BANK USA, NATIONAL ASSOCIATION,
                                as Purchaser

                  ----------------------------------------

                   MASTER MORTGAGE LOAN PURCHASE AGREEMENT

                        DATED AS OF SEPTEMBER 1, 2006

                  ----------------------------------------

                   Conventional Residential Mortgage Loans

                           (SERVICING RETAINED)

                             TABLE OF CONTENTS

ARTICLE I.

DEFINITIONS....................................................................1

ARTICLE II.

PRE-CLOSING AND CLOSING PROCEDURES............................................10

   Section 2.01   Agreement to Purchase; Conveyance from
                  Countrywide to Purchaser....................................10
   Section 2.02   Due Diligence by the Purchaser..............................11
   Section 2.03   Identification of Mortgage Loan Package.....................12
   Section 2.04   Credit Document Deficiencies Identified
                  During Due Diligence........................................12
   Section 2.05   Delivery of Collateral Files................................12
   Section 2.06   Purchase Confirmation.......................................13
   Section 2.07   Closing.....................................................13
   Section 2.08   Purchase Proceeds...........................................13
   Section 2.09   Closing Documents...........................................14
   Section 2.10   [Reserved]..................................................15
   Section 2.11   Payment of Costs and Expenses...............................15
   Section 2.12   MERS Mortgage Loans and the MERS System.....................15
   Section 2.13   Books and Records...........................................15

ARTICLE III.

REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH...........................16

   Section 3.01   Representations and Warranties Respecting Countrywide.......16
   Section 3.02   Representations and Warranties Regarding
                  Individual Mortgage Loans...................................17
   Section 3.03   Remedies for Breach of Representations and Warranties.......27
   Section 3.04   [Reserved]..................................................29
   Section 3.05   Representations and Warranties Respecting the Purchaser.....29
   Section 3.06   Indemnification by the Purchaser............................30

ARTICLE IV.

MISCELLANEOUS.................................................................30

   Section 4.01   Notices.....................................................30
   Section 4.02   Sale Treatment..............................................30
   Section 4.03   Exhibits....................................................31
   Section 4.04   General Interpretive Principles.............................31
   Section 4.05   Reproduction of Documents...................................31
   Section 4.06   Further Agreements..........................................32

   Section 4.07   Assignment of Mortgage Loans by the
                  Purchaser; Successors and Assigns...........................32
   Section 4.08   Conflicts between Transaction Documents.....................32
   Section 4.09   Governing Law...............................................32
   Section 4.10   Severability Clause.........................................32
   Section 4.11   Confidentiality.............................................33
   Section 4.12   Mandatory Delivery..........................................33
   Section 4.13   Entire Agreement............................................33

Exhibit A         Schedule of Collateral Documents...........................A-1
Exhibit B         Form of Purchase Confirmation..............................B-1
Exhibit C         Form of Custodial Agreement................................C-1
Exhibit D         Form of Trade Confirmation.................................D-1
Exhibit E         Reserved...................................................E-1
Exhibit F         Reserved...................................................F-1
Exhibit G         Countrywide's Officer's Certificate........................G-1
Exhibit H         Security Release Certification.............................H-1
Exhibit I         Form of Assignment, Assumption and Recognition Agreement...I-1

                    MASTER MORTGAGE LOAN PURCHASE AGREEMENT

                  This Master Mortgage Loan Purchase Agreement is made and entered into as of September 1, 2006 (the "Agreement"), between Countrywide Home Loans, Inc., having an address at 4500 Park Granada, Calabasas, California 91302 ("Countrywide"), and HSBC Bank USA, National Association, having an address at 452 Fifth Avenue, New York, New York 10018 the "Purchaser").


                                R E C I T A L S

                  The Purchaser has agreed to purchase from Countrywide and Countrywide has agreed to sell from time to time to the Purchaser all of Countrywide's right, title and interest, excluding servicing rights, in and to those certain conventional mortgage loans as identified in a Purchase Confirmation (as defined below) executed by Countrywide and the Purchaser. This Agreement is intended to set forth the terms and conditions by which Countrywide shall transfer and the Purchaser shall acquire such mortgage loans.

                  In consideration of the promises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Countrywide and the Purchaser agree as follows:


                                    ARTICLE I.
                                   DEFINITIONS

                  Unless the context requires otherwise, all capitalized terms used herein shall have the meanings assigned to such terms in this Article I unless defined elsewhere herein. Any capitalized term used or defined in a Purchase Confirmation that conflicts with the corresponding definition set forth herein shall supersede such term.

                  Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) that
(i) Countrywide  applies to similar mortgage loans serviced for its own account,
(ii) conform to the customary and usual standards of practice of prudent mortgage banking institutions which service mortgage loans of a similar type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and (iii) are in accordance with Fannie Mae servicing practices and procedures for MBS pool mortgages, as defined in the applicable Fannie Mae
Servicing Guide, the terms of the Collateral Documents and all applicable federal, state and local law.

                  Adjustable Rate Mortgage Loan: Any Mortgage Loan in which the related Mortgage Note contains a provision whereby the Mortgage Interest Rate is adjusted from time to time in accordance with the terms of such Mortgage Note.

                  Agency:  Either Fannie Mae or Freddie Mac.

                  Agreement:  This   Master   Mortgage  Loan Purchase Agreement,
including   all  exhibits,  schedules and supplements hereto, and all amendments hereof.

                  Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of the Agencies and the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of the Agencies and the Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

                  Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

                  Balloon Mortgage Loan: Any Mortgage Loan wherein the Mortgage Note matures prior to full amortization and requires a final and accelerated payment of principal.

                  Business Day: Any day other than (i) a Saturday or Sunday,  or
(ii) a day on which banking and savings and loan institutions in the State of California, the State of New York, or the State of Texas are authorized or obligated by law or executive order to be closed.

                  Closing: The consummation of the sale and purchase of each Mortgage Loan Package.

                  Closing Date: The date on which the purchase and sale of the Mortgage Loans constituting a Mortgage Loan Package is consummated, as set forth in the Trade Confirmation or Purchase Confirmation.

                  Closing Documents: With respect to any Closing Date, the documents required pursuant to Section 2.09.

                  Collateral Documents: The collateral documents pertaining to each Mortgage Loan as set forth in Exhibit A hereto.

                  Collateral File: With respect to each Mortgage Loan, a file containing each of the Collateral Documents.

                  Combined LTV Ratio: As of any date and as to any Mortgage Loan, the ratio, expressed as a percentage, of the (a) sum of (i) the Stated Principal Balance (or the original principal balance, if so indicated) of such Mortgage Loan and (ii) the Stated Principal Balance (or the original principal balance, if so indicated) as of such date of any mortgage loan or mortgage loans that are senior or equal in priority to the Mortgage Loan and which are secured by the same Mortgaged Property to (b) the Appraised Value of the related Mortgaged Property.

                  Condemnation Proceeds: All awards, compensation or settlements in respect of a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation.

                  Conventional  Mortgage  Loan:  A  Mortgage  Loan   that is not
insured by the FHA or guaranteed by the VA.

                  Convertible Mortgage Loan: Any Adjustable Rate Mortgage Loan that contains a provision whereby the Mortgagor is permitted to convert the Mortgage Loan to a fixed-rate mortgage loan in accordance with the terms of the related Mortgage Note.

                  Countrywide: Countrywide Home Loans, Inc., or any successor or assign to Countrywide under this Agreement as provided herein.

                  Credit File: The file retained by Countrywide that includes the mortgage loan documents pertaining to a Mortgage Loan including copies of the Collateral Documents together with the credit documentation relating to the origination of such Mortgage Loan, which Credit File may be maintained by Countrywide on microfilm or any other comparable medium.

                  Custodial  Account:   The  account  or  accounts  created  and
maintained pursuant to Section 3.04 of the Servicing Agreement, each of which shall be an Eligible Account.

                  Custodial Agreement: The agreement governing the retention of the originals of the Collateral Documents.

                  Custodian:   Wells  Fargo  Bank,  National  Association,   its
successor in interest or assign, or such other custodian that may be designated by Countrywide from time to time.

                  Cut-off Date: The first day of the month in which the related Closing Date occurs or such other date as may be set forth in the related Trade Confirmation or Purchase Confirmation.

                  Cut-off Date Balance: The aggregate scheduled unpaid principal balance of the Mortgage Loans in a Mortgage Loan Package as of the Cut-off Date, after application of (i) scheduled payments of principal due on such Mortgage Loans on or before such Cut-off Date, whether or not collected, and (ii) any Principal Prepayments received from the Mortgagor prior to the Cut-off Date.

                  Determination Date: The Business Day immediately preceding the related Remittance Date.

                  Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  Eligible Account: An account or accounts (i) maintained with a depository institution the short term debt obligations of which are rated by a nationally recognized statistical rating agency in one of its two (2) highest rating categories at the time of any deposit therein, or (ii) maintained with an institution and in a manner acceptable to an Agency.

                  Escrow Payments: The amounts constituting ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, flood insurance premiums, and other payments required to be escrowed by the Mortgagor with the Mortgagee pursuant to any Mortgage Loan.

                  FDIC:  The   Federal  Deposit  Insurance  Corporation,  or any
successor thereto.

                  Fannie Mae: The Federal National Mortgage Association or any successor organization.

                  Fannie Mae Guides:  The   Fannie   Mae   Selling    Guide,  as
applicable.

                  First Lien Mortgage Loan: Any Mortgage Loan secured by a first lien on the related Mortgaged Property.

                  Fixed Rate Mortgage Loan: Any Mortgage Loan wherein the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Mortgage Loan.

                  Freddie Mac: The Federal Home Loan Mortgage Corporation or any successor organization.

                  Funding Deadline:  With   respect   to each Closing Date, five
o'clock (5:00) p.m. New York time.

                  Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note, which amount is added to the index in accordance with the terms of the related Mortgage Note to determine on each Interest Adjustment Date, the Mortgage Interest Rate for such Mortgage Loan.

                  HUD: The Department of Housing and Urban Development or any federal agency or official thereof which may from time to time succeed to the functions thereof.

                  Index: With respect to any Adjustable Rate Mortgage Loan on each Interest Adjustment Date the applicable index as set forth in the related Mortgage Note.

                  Initial Closing Date: The Closing Date on which the Purchaser purchases and Countrywide sells the first Mortgage Loan Package hereunder.

                  Interest Adjustment Date: With respect to an Adjustable Rate Mortgage Loan, the date on which an adjustment to the Mortgage Interest Rate on a Mortgage Note becomes effective.

                  Lifetime Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the absolute maximum Mortgage Interest Rate payable, above which the Mortgage Interest Rate shall not be adjusted, as set forth in the related Mortgage Note and Mortgage Loan Schedule.

                  Liquidation Proceeds: Amounts, other than PMI Proceeds, Condemnation Proceeds and Other Insurance Proceeds, received by Countrywide in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property pursuant to Section 3.13 of the Servicing Agreement.

                  LPMI Fee: The portion of the Mortgage Interest Rate relating to an LPMI Loan, which is set forth on the related Mortgage Loan Schedule, to be retained by Countrywide to pay the premium due on the PMI Policy with respect to such LPMI Loan.

                  LTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the Stated Principal Balance (or the original principal balance, if so indicated) of such Mortgage Loan as of the date of determination to the Appraised Value of the related Mortgaged Property.

                  MERS: Mortgage Electronic Registration Systems, Inc. or any successor or assign thereto.

                  MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

                  MERS System: The electronic system of recording transfers of mortgages maintained by MERS.

                  MIC:  A mortgage insurance certificate issued by HUD.

                  MIN: The Mortgage Identification Number of Mortgage Loans registered with MERS on the MERS(R) System.

                  Missing Credit Documents:  As defined in Section 2.04 hereof.

                  MOM Loan: Any Mortgage Loan where MERS acts as the mortgagee of record of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

                  Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

                  Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien, in the case of a First Lien Mortgage Loan, or a second lien, in the case of a Second Lien Mortgage Loan, on an unsubordinated estate in fee simple in real property securing the Mortgage Note;

                  Mortgage Interest Rate: The annual rate at which interest accrues on any Mortgage Loan and, with respect to an Adjustable Rate Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note.

                  Mortgage Loan: Any mortgage loan that is sold pursuant to this Agreement, as evidenced by such mortgage loan's inclusion on the related Mortgage Loan Schedule, which mortgage loan includes the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, PMI Proceeds (if applicable), Other Insurance Proceeds, REO Disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding the servicing rights relating thereto. Unless the context requires otherwise, any reference to the Mortgage Loans in this Agreement shall refer to the Mortgage Loans constituting a Mortgage Loan Package.

                  Mortgage  Loan  Package:   The  Mortgage  Loans  sold  to  the
Purchaser pursuant to a Purchase Confirmation.

                  Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the interest rate payable to the Purchaser on each Remittance Date which shall equal the Mortgage Interest Rate less the Servicing Fee and the LPMI Fee, if applicable.

                  Mortgage Loan Schedule: With respect to each Mortgage Loan Package, the schedule of Mortgage Loans included therein and made a part of the related Purchase Confirmation, which schedule shall include, the following information with respect to each Mortgage Loan: (i) Countrywide's loan number identifying such Mortgage Loan; (ii) the Mortgage Interest Rate as of the Cut-off Date; (iii) with respect to any Adjustable Rate Mortgage Loan, the Gross Margin, the Periodic Rate Cap, the Lifetime Rate Cap, the next Interest
Adjustment Date, the first Interest Adjustment Date, the minimum Mortgage Interest Rate and the Index, (iv) with respect to each First Lien Mortgage Loan, the LTV at origination and, with respect to each Second Lien Mortgage Loan, the Combined LTV at origination; (v) the original term of such Mortgage Loan, (vi) whether such Mortgage Loan is a First Lien Mortgage Loan or a Second Lien Mortgage Loan; (vii) the Mortgagor's first and last name; (viii) the street address of the Mortgaged Property including the city, state and zip code; (ix) a code indicating whether the Mortgaged Property is owner-occupied; (x) the type of Residential Dwelling constituting the Mortgaged Property; (xi) the original months to maturity; (xii) the date on which the first Monthly Payment was due on the Mortgage Loan; (xiii) the stated maturity date; (xiv) the amount of the Monthly Payment as of the Cut-off Date; (xv) the original principal amount of the Mortgage Loan and, with respect to a Second Lien Mortgage Loan, the CLTV;
(xvi) the Stated Principal Balance of the Mortgage Loan; (xvii) a code indicating the purpose of the loan (i.e., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing); (xviii) the date on which the first Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (xix) a code indicating the documentation style; (xx) a code indicating whether the Mortgage Loan is an Adjustable Rate Mortgage Loan or a Fixed Rate Mortgage Loan; (xxi) the Appraised Value of the Mortgaged Property; (xxii) the sale price of the Mortgaged Property, if applicable; (xxiii) a code indicating whether the Mortgage Loan is subject to a Prepayment Charge or penalty; (xxiv) the amount and the term of any Prepayment Charge or penalty; (xxv) with respect to each MERS Mortgage Loan, the related MIN; (xxvi) a code indicating if the Mortgage Loan is an interest-only Mortgage Loan and, if so, the term of the interest-only period of such Mortgage Loan; (xxvii) a code indicating whether the Mortgage Loan is a Balloon Mortgage Loan; (xxviii) the points and fees charged in connection with the origination of such Mortgage Loan as qualified by an Agency flag; (xxix) a code indicating if the Mortgage Loan is subject to an LPMI Policy and, if so, the LPMI Fee; and
(xxx) with respect to any PMI Policy or LPMI Policy, the provider of such insurance and the coverage percentage of such insurance.

                  Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

                  Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

                  Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

                  Mortgagor:  The obligor on a Mortgage Note.

                  Opinion of Counsel: A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given.

                  Other Insurance Proceeds: Proceeds of any title policy, hazard policy, pool policy or other insurance policy covering a Mortgage Loan, other than the PMI Policy, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that Countrywide would follow in servicing mortgage loans held for its own account.

                  Pass-Through  Transfer: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

                  Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Adjustment Date above or below the Mortgage Interest Rate previously in effect, equal to the rate set forth on the Mortgage Loan Schedule per adjustment.

                  Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability corporation, unincorporated organization or government or any agency or political subdivision thereof.

                  PMI Policy: A policy of private mortgage guaranty insurance relating to a Mortgage Loan and issued by a Qualified Insurer.

                  PMI Proceeds:  Proceeds of any PMI Policy.

                  Preliminary Mortgage Loan Package: The mortgage loans identified or described in a Trade Confirmation, which, subject to the Purchaser's due diligence as contemplated in Section 2.02 of this Agreement, are intended to be sold under this Agreement as a Mortgage Loan Package.

                  Preliminary Mortgage Loans: The mortgage loans constituting a Preliminary Mortgage Loan Package.

                  Prepayment Charge: With respect to each Mortgage Loan, the fee, if any, payable upon the prepayment of principal, in whole or in part, of such Mortgage Loan, as set forth in the related Mortgage Note.

                  Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date (excluding any Prepayment Charge, unless the related Purchase Confirmation provides otherwise), which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  Principal Prepayment Period: As to any Remittance Date, the calendar month preceding the month of distribution.

                  Purchase Confirmation: A letter agreement, substantially in the form of Exhibit B hereto, executed by Countrywide and the Purchaser in connection with the purchase and sale of each Mortgage Loan Package, which sets forth the terms relating thereto including a description of the related Mortgage Loans (including the Mortgage Loan Schedule), the purchase price for such Mortgage Loans, the Closing Date and the Servicing Fee Rate.

                  Purchase Proceeds: The amount paid on the related Closing Date by the Purchaser to Countrywide in exchange for the Mortgage Loan Package purchased on such Closing Date as set forth in the applicable Purchase Confirmation.

                  Purchaser: The Person identified as the "Purchaser" in the preamble to this Agreement or its successor in interest or any successor or assign to the Purchaser under this Agreement as herein provided. Any reference to "Purchaser" as used herein shall be deemed to include any designee of the Purchaser, so long as such designation was made in accordance with the limitations set forth in Section 4.07 hereof.

                  Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided with a rating category as set forth in the applicable Underwriting Guidelines.

                  Qualified Substitute Mortgage Loan: A mortgage loan that must, on the date of such substitution, (i) have an unpaid principal balance, after deduction of all scheduled payments due in the month of substitution (or if more than one (1) mortgage loan is being substituted, an aggregate principal balance), not in excess of the unpaid principal balance of the repurchased Mortgage Loan (the amount of any shortfall will be deposited in the Custodial Account by Countrywide in the month of substitution); (ii) have a Mortgage Interest Rate not less than, and not more than 1% greater than, the Mortgage Interest Rate of the repurchased Mortgage Loan; (iii) have a remaining term to maturity not greater than, and not more than one year less than, the maturity date of the repurchased Mortgage Loan; (iv) comply with each representation and warranty (respecting individual Mortgage Loans) set forth in Section 3.02 hereof; (v) shall be the same type of Mortgage Loan (i.e., a Convertible Mortgage Loan or a Fixed Rate Mortgage Loan); (vi) have the same Due Date as the Due Date on the substituted Mortgage Loan; and (vii) have a LTV, and in the case of a Second Lien Mortgage Loan, a Combined LTV Ratio as of the date of substitution equal to or lower than the LTV or Combined LTV Ratio of the related substituted Mortgage Loan as of such date. In the event that one or more mortgage loans are substituted for one or more substituted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Interest Rates described in clause
(ii) hereof shall be determined on the basis of weighted average Mortgage Interest Rates and shall be satisfied as to each such mortgage loan, the terms described in clause (iii) shall be determined on the basis of weighted average remaining terms to maturity, the LTV, and in the case of Second Lien Mortgage Loans the Combined LTV Ratios described in clause (v) hereof shall be satisfied as to each such Qualified Substitute Mortgage Loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (iv) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

                  Remittance Date: The eighteenth (18th) day of any month, beginning with the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately following.

                  REO Disposition: The final sale by Countrywide of any REO Property or the transfer of the management of such REO Property to the Purchaser as set forth in Section 3.13 of the Servicing Agreement.

                  REO Property: A Mortgaged Property acquired by Countrywide on behalf of the Purchaser as described in Section 3.13 of the Servicing Agreement.

                  Repurchase Price: Unless otherwise stated in the related Purchaser Confirmation, with respect to any Mortgage Loan, a price equal to (i) the Stated Principal Balance of the Mortgage Loan plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the last date through which interest has been paid and distributed to the Purchaser to the date of repurchase, less amounts received or advanced in respect of such repurchased Mortgage Loan which such amounts are being held in the Custodial Account for distribution in the month of repurchase, plus (iii) any costs and expenses incurred by the Purchaser in respect of a material breach of Section
3.01 or 3.02 of this Agreement, including without limitation, any costs and damages incurred by the Purchaser, the servicer, master servicer or any trustee for any costs and damages incurred by any such party in connection with a violation by any such Mortgage Loan of any applicable anti-predatory or abusive lending law.

                  Residential Dwelling: Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a Fannie Mae eligible condominium project, or (iv) a detached one-family dwelling in a planned unit development, none of which is a co-operative, mobile or manufactured home.

                  Second Lien Mortgage Loan: A Mortgage Loan secured by a second lien on the related Mortgaged Property.

                  Servicer: Countrywide, its successors and assigns.

                  Servicing  Agreement:  The agreement  dated as of September 1,
2006  and  signed   by  the    Purchaser and   Countrywide   with respect to the
administration and servicing of the Mortgage Loans.

                  Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to Countrywide, which shall, for a period of one full month, be equal to one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds) of such Monthly Payment collected by Countrywide, or as otherwise provided herein. Subject to the foregoing, and with respect to each

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


Mortgage Loan, Countrywide shall be entitled to receive its Servicing Fee through the disposition of any related REO Property and the Servicing Fee payable with respect to any REO Property shall be based on the Stated Principal Balance of the related Mortgage Loan at the time of foreclosure.

                  Servicing Fee Rate: With respect to any Mortgage Loan, the rate per annum set forth in the applicable Trade Confirmation or Purchase Confirmation.

                  Servicing File: With respect to each Mortgage Loan, the file retained by Countrywide consisting of all documents in the Credit File which are not delivered to the Purchaser or the Custodian and copies of the Collateral Documents.

                  Stated Principal Balance: With respect to each Mortgage Loan as of any date of determination: (i) the unpaid principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

                  Trade Confirmation: A letter agreement substantially in the form of Exhibit D hereto executed by Countrywide and the Purchaser prior to the applicable Closing Date confirming the terms of a prospective purchase and sale of a Mortgage Loan Package.

                  Transaction Documents: With respect to any Mortgage Loan, the related Trade Confirmation, the related Purchase Confirmation, this Agreement and the Servicing Agreement.

                  Updated LTV: With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the date of determination divided by the value of the related Mortgaged Property as determined by a recent appraisal of the Mortgaged Property.

                  Underwriting Guidelines: Countrywide's written underwriting guidelines in the form delivered to the Purchaser, in effect with respect to the Mortgage Loans purchased by the Purchaser at the time of origination of the Mortgage Loans, as amended, supplemented or modified from time to time.

                  VA:  The Department of Veterans Affairs.

                  Whole Loan Transfer: The sale or transfer by the Purchaser of some or all of the Mortgage Loans, other than in a Pass-Through Transfer.


                                    ARTICLE II.
                       PRE-CLOSING AND CLOSING PROCEDURES

         Section 2.01 Agreement to Purchase; Conveyance from Countrywide to Purchaser.

         Countrywide agrees to sell, and the Purchaser agrees to purchase, from time-to-time, Mortgage Loans having a Cut-off Date Balance in an amount as set forth in the related Trade Confirmation, or in such other amount as agreed by the Purchaser and Countrywide as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on the related Closing Date.

         Countrywide, simultaneously with the payment of the Purchase Proceeds, shall execute and deliver to the Purchaser a Purchase Confirmation with respect to the related Mortgage Loan Package in the form attached hereto as Exhibit B. The Servicing File retained by Countrywide with respect to each Mortgage Loan pursuant to this Agreement shall be appropriately identified in Countrywide's computer system to reflect clearly the sale of such related Mortgage Loan to the Purchaser. Countrywide shall release from its custody the contents of any Servicing File retained by it only in accordance with the Servicing Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Section 3.03 of this Agreement.

         Section 2.02.  Due Diligence by the Purchaser.

         In addition to the rights granted to the Purchaser under the related Purchase Confirmation to underwrite the Mortgage Loans and review the Credit Files prior to the Closing Date, prior to the related Closing Date, Countrywide, shall, at the Purchaser's option (a) deliver to the Custodian in escrow, for examination with respect to each Mortgage Loan to be purchased on such Closing Date, the related Credit File, including the Assignment of Mortgage, pertaining to each Mortgage Loan, or (b) make the related Credit File available to the Purchaser for examination at Countrywide's offices or such other location as shall otherwise be agreed upon by the Purchaser and Countrywide. Such examination may be made by the Purchaser or its designee at any reasonable time prior to the related Closing Date. If the Purchaser makes such examination prior to the related Closing Date and reasonably identifies any Mortgage Loans that do not conform to the terms of the related Purchase Confirmation or the Underwriting Guidelines, such Mortgage Loans may, at the Purchaser's option, be rejected for purchase by the Purchaser; provided, however, that in the event that the Purchaser rejects any Mortgage Loan pursuant to this sentence, Countrywide shall have the right, in its sole discretion, to substitute replacement Mortgage Loans, and the Purchaser shall have the right to review any such replacement Mortgage Loan(s) in the manner contemplated above. If not purchased by the Purchaser, such Mortgage Loans shall be deleted from the related Mortgage Loan Schedule. The Purchaser shall use its reasonable best efforts to conduct its due diligence, and to convey the results thereof to Countrywide, within the time and in the manner necessary to permit Countrywide to rebut or cure any Mortgage Loan or to substitute replacement Mortgage Loans as permitted herein. The Purchaser may, at its option and without notice to Countrywide, purchase all or part of any Mortgage Loan Package without conducting any partial or complete examination. The fact that the Purchaser has conducted or has determined not to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's (or any of its successors') rights to demand repurchase or other relief or remedy provided for in this Agreement.

         Without limiting the generality of the foregoing, in the event that the Purchaser rejects Preliminary Mortgage Loans (i) comprising more than ten percent (10%) of the related Preliminary Mortgage Loan Package (as measured by unpaid principal balance), or (ii) for reasons other than as permitted under this Agreement or the Trade Confirmation, the parties shall mutually agree to re-price such Mortgage Loan Package.

         Section 2.03   Identification of Mortgage Loan Package.

         The Purchaser shall identify those Preliminary Mortgage Loans the Purchaser intends to be included in the Mortgage Loan Package at least two (2) Business Days prior to the related Closing Date.

         Section 2.04   Credit  Document    Deficiencies  Identified  During Due
                        Diligence.

         If, with respect to a Mortgage Loan Package, the related Purchase Confirmation identifies any Mortgage Loan for which the related Credit File is missing material documentation (as used therein, the "Missing Credit Documents"), Countrywide agrees to use its best efforts to procure each such Missing Credit Document within sixty (60) days following the related Closing Date. In the event of a default by a Mortgagor or any material impairment of the Mortgaged Property, in either case directly arising from a breach of Countrywide's obligation to deliver the Missing Credit Document within the time specified above, Countrywide shall repurchase such Mortgage Loan at the Repurchase Price.

         Section 2.05   Delivery of Collateral Files.

         Countrywide shall from time to time in connection with each Closing Date, at least three (3) Business Days prior to such Closing Date, deliver to the Custodian those Collateral Documents set forth on Exhibit A hereto with respect to each Mortgage Loan to be purchased and sold on the related Closing Date and set forth on the related Mortgage Loan Schedule delivered with such Collateral Documents.

         In the event that any of the original Collateral Documents set forth in clauses (3) through (7) of Exhibit A hereto are not delivered to the Custodian on or before the Closing Date (each, a "Missing Collateral Document"), then Countrywide shall have (i) with respect to any Missing Collateral Document sent for recording, twelve (12) months from the related Closing Date, or (ii) with respect to all other Missing Collateral Documents, one-hundred twenty (120) days from the Closing Date, to deliver to the Purchaser such Missing Collateral Documents. Notwithstanding the foregoing, Countrywide shall not be deemed to be in breach of this Agreement if its failure to deliver to the Purchaser any Missing Collateral Document within the time specified above is due solely to (i) the failure of the applicable recorder's office to return a Missing Collateral Document that was sent for recording or (ii) the failure of the title insurer to issue and deliver the original mortgagee title policy, except where such refusal to issue the policy is based on a claim that the title insurer is under no obligation to issue such policy. In the event Countrywide is unable to deliver any Missing Collateral Document after one-hundred twenty (120) days from the related Closing Date due to (i) the failure of the applicable recorder's office to return such Missing Collateral Document sent for recording or (ii) the failure of the title insurer to issue and deliver the original mortgagee title policy, Countrywide shall, upon the written request of the Purchaser, provide an Officer's Certificate certifying that such Missing Collateral Document has not been delivered as a result of (i) or (ii) set forth in this sentence, as applicable.

         Countrywide shall provide to each of the Purchaser and the Custodian a notice containing a list of authorized servicing officers (each, an "Authorized Representative") for the purpose of giving and receiving notices, requests and instructions and delivering certificates and documents in connection with this Agreement. Such notice shall contain the specimen signature for each

Authorized Representative. From time to time, Countrywide may, by delivering to the others a revised notice, change the information previously given pursuant to this Section, but each of the parties hereto shall be entitled to rely conclusively on the then current notice until receipt of a superseding notice.

         Section 2.06   Purchase Confirmation.

         Upon confirmation with the Purchaser of a Mortgage Loan Package, Countrywide shall prepare and deliver to the Purchaser for execution the related Purchase Confirmation, executed by an authorized signatory of Countrywide.

         Section 2.07   Closing.

         The Closing of each Mortgage Loan Package shall take place on the related Closing Date and shall be subject to the satisfaction of each of the following conditions, unless otherwise waived by the prejudiced party(ies):

         (a) All of the representations and warranties of Countrywide under this Agreement shall be true and correct in all material respects as of the Closing Date and no event shall have occurred that, with notice or the passage of time, would constitute a default under this Agreement;

         (b) All of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the Closing Date and no event shall have occurred that, with notice or the passage of time, would constitute a default under this Agreement;

         (c)   Both  parties  shall  have  executed    the    related   Purchase
Confirmation  and Custodial Agreement;

         (d) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all Closing Documents as specified in Section 2.09, in such forms as are mutually agreed upon by the parties, duly executed by all signatories as required pursuant to the terms hereof; and

Countrywide shall have delivered to the Custodian the Collateral Documents in accordance with Section 2.05.

         Section 2.08   Purchase Proceeds.

         Subject to the conditions set forth in Section 2.07 hereof, and in consideration for the Mortgage Loan Package to be purchased by the Purchaser on the related Closing Date, the Purchaser shall pay to Countrywide on such Closing Date the Purchase Proceeds by wire transfer of immediately available funds to the account designated by Countrywide on or before the Funding Deadline..

         The Purchaser shall be entitled to (l) all scheduled principal due after the related Cut-off Date, (2) all other recoveries of principal collected after the related Cut-off Date (provided, however, that all scheduled payments of principal due on or before the related Cut-off Date and collected by Countrywide after the related Cut-off Date shall belong to Countrywide), and (4) all payments of interest on the Mortgage Loans net of interest at the Servicing Fee Rate (minus that portion of any such payment which is allocable to the period prior to the related Cut-off Date).

         Section 2.09   Closing Documents.

         (a) On or before the Initial Closing Date, originals of the following documents shall be executed by both the Purchaser and Countrywide:

                    1.     this Agreement;

                    2.     evidence of the creation of the Custodial Account;

                    3.     evidence of the creation of the Escrow Account;

                    4. an Officer's Certificate, in the form of Exhibit G hereto, including all attachments thereto; and

                    5.     Countrywide's Underwriting Guidelines.

         (b) The Closing Documents for the Mortgage Loans to be purchased on each Closing Date shall consist of originals of the following documents executed by both the Purchaser and Countrywide:

                    1.     the related Purchase Confirmation;

                    2.     the related  Mortgage Loan  Schedule,  one copy to be
               attached   hereto   and   one  copy to be attached to the related
               Purchase Confirmation;

                    3.     a    Custodian's   Trust     Receipt    and   Initial
               Certification, as required under the Custodial Agreement, in a form agreed upon pursuant to the Custodial Agreement;

                    4. a Security Release Certification, in the form of Exhibit H hereto executed by any Person, as requested by the Purchaser, if any of the Mortgage Loans are subject to any security interest, pledge or hypothecation for the benefit of such Person;

                    5.     a certificate  or other  evidence of merger or change
               of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by Countrywide by merger or acquired or originated by Countrywide while conducting business under a name other than its present name, if applicable; and

                    6.     in   the   event   that  Countrywide's   Underwriting
               Guidelines   have   been   modified   following   delivery to the
               Purchaser,  an updated copy of such Underwriting Guidelines.

         Section 2.10   [Reserved].

         Section 2.11   Payment of Costs and Expenses.

         The Purchaser and Countrywide shall each bear its own costs and expenses in connection with the purchase and sale of the Mortgage Loans including any commissions due its sales personnel, the legal fees and expenses of its attorneys and any due diligence expenses. Without limiting the generality of the foregoing, any costs and expenses incurred in connection with recording the Assignment of Mortgage or any subsequent assignment thereof shall be paid for by the Purchaser.

         Section 2.12   MERS Mortgage Loans and the MERS System.

         (a) Notwithstanding anything contained in this Agreement to the contrary, with respect to any MERS Mortgage Loan sold to the Purchaser by Countrywide pursuant to this Agreement, Countrywide shall cause the registration of such MERS Mortgage Loan to be changed on the MERS System to reflect the Purchaser as the beneficial owner of such MERS Mortgage Loan. The foregoing obligation of Countrywide shall be in lieu of Countrywide delivering to the Purchaser an Assignment of Mortgage for such MERS Mortgage Loan. With respect to the Mortgage and intervening assignments related to any MERS Mortgage Loan, Countrywide shall, in accordance with Section 2.05 of this Agreement, provide the Purchaser with the original Mortgage with evidence of registration with MERS and, as applicable, the originals of all intervening assignments of the Mortgage with evidence of recording thereon prior to the registration of the Mortgage Loan with the MERS System.

         (b)   In connection  with  the  MERS  System,  Countrywide   is  hereby
authorized and empowered, in its own name, to register, or change the registration of any MERS Mortgage Loan to effectuate such registration. Further, Countrywide is authorized to cause the removal of any MERS Mortgage Loan from such registration, and to execute and deliver on behalf of itself and the Purchaser, any and all instruments of assignment and comparable instruments with respect to any registration and/or removal of such MERS Mortgage Loan on or from the MERS System.

         Section 2.13   Books and Records.

         In the event Countrywide retains record title, Countrywide shall retain such record title to each Mortgage, each related Mortgage Note and the related Collateral Files with respect thereto in trust for the Purchaser as the owner thereof and only for the purpose of servicing and supervising the servicing of each Mortgage Loan. Beneficial ownership of each Mortgage and the related Mortgage Note shall be vested solely in the Purchaser. It is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by Countrywide and not a pledge of the Mortgage Loans by Countrywide to the Purchaser to secure a debt or other obligation of Countrywide. Consequently, the sale of each Mortgage Loan shall be reflected as a sale on Countrywide's applicable business records, tax returns and financial statements.

                                  ARTICLE III.
              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

         Section 3.01   Representations and Warranties Respecting Countrywide.

         Countrywide represents, warrants and covenants to the Purchaser that, as of each Closing Date:

         (a) Countrywide is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and is qualified and licensed to transact business in and is in good standing under the laws of each state where each Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement and no demand for such licensing or qualification has been made upon Countrywide by any such state;

         (b) Countrywide has the full power and authority to (i) hold each Mortgage Loan, (ii) perform and enter into and consummate all transactions contemplated by this Agreement and (iii) to sell each Mortgage Loan. Countrywide has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of Countrywide, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

         (c) Neither the acquisition or origination of the Mortgage Loans by Countrywide, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of Countrywide's certificate of incorporation or by-laws or result in a material breach of any legal restriction or any material agreement or instrument to which Countrywide is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any material law, rule, regulation, order, judgment or decree to which Countrywide or its property is subject;

         (d) Countrywide is an approved seller/servicer for each Agency in good standing and is a mortgagee approved by the Secretary of HUD. No event has occurred, including a change in insurance coverage, which would make Countrywide unable to comply with Fannie Mae, Freddie Mac or HUD eligibility requirements;

         (e) There is no action, suit, proceeding, investigation or litigation pending or, to Countrywide's knowledge, threatened, which either in any one instance or in the aggregate, if determined adversely to Countrywide would materially and adversely affect the sale of the Mortgage Loans to the Purchaser, or Countrywide's ability to perform its obligations under this Agreement;

         (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Countrywide, of or compliance by Countrywide with, this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date;

         (g) The execution and delivery of this Agreement by Countrywide and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over Countrywide or its assets, which violation might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

         (h) Countrywide does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

         (i) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of Countrywide, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by Countrywide pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;

         (j) The transfer of the Mortgage Loans shall be treated as a sale on the applicable books and records of Countrywide, and Countrywide has determined that, and will treat, the disposition of the Mortgage Loans pursuant to this Agreement for applicable tax and accounting purposes as a sale. Countrywide shall maintain a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Purchaser;

         (k) The consideration received by Countrywide upon the sale of the Mortgage Loans constitutes fair consideration and reasonably equivalent value for such Mortgage Loans;

         (l) Countrywide is solvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby. Countrywide is not transferring any Mortgage Loan with any intent to hinder, delay or defraud any of its creditors;

         (m) Neither this Agreement nor any written statement, report or other document prepared and furnished by Countrywide pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

         (n) Countrywide is a member of MERS and is current in payment of all fees and assessments imposed by MERS; and

         (o)   Countrywide has not dealt with any third party broker, investment
banker, agent   or   other   person   that  may be entitled to any commission or
compensation in connection with the sale of the Mortgage Loans.

         Section 3.02   Representations   and  Warranties  Regarding Individual
                        Mortgage Loans.

         With respect to each Mortgage Loan (unless otherwise specified below), Countrywide represents and warrants to the Purchaser as of the related Closing Date that:

         (a)   The   information   contained  in  the  Mortgage Loan Schedule is
complete,  true and correct;

         (b) All payments required to be made prior to the related Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made; Countrywide has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; no Mortgage Loan is thirty (30) or more days delinquent as of the related Closing Date;

         (c) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

         (d) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments that have been or will be recorded in the applicable recording office, if necessary to protect the lien priority of the Mortgage and the interests of the Purchaser, and that have been or will be delivered to the Purchaser, all in accordance with this Agreement. The substance of any such waiver, alteration or modification has been approved by the primary mortgage insurer, if any, and by the title insurer, to the extent required by the related policy and its terms are reflected on the Mortgage Loan Schedule. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the primary mortgage insurer, if any, and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Collateral File and the terms of which are reflected in the Mortgage Loan Schedule if executed prior to the Closing Date;

         (e) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

         (f) All buildings upon the Mortgaged Property are insured by a Qualified Insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to an insurance policy conforming to the requirements of
Accepted Servicing Practices and the Underwriting Guidelines and providing coverage as set forth in the Underwriting Guidelines. Such insurer is licensed to do business in the state where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming Countrywide, its successors and assigns as mortgagee, and all premiums thereon have been paid. If, upon the origination of the Mortgage Loan, the Mortgaged Property was, or was subsequently deemed to be, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy that meets the requirements of the current guidelines of the Federal Insurance Administration (or any successor thereto) and conforms to the requirements of an Agency is in effect. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's expense and, upon the failure of the Mortgagor to do so, the holder of the Mortgage is authorized to maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

         (g) Each Mortgage Loan complies with any applicable federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, anti-predatory and abusive lending, consumer credit protection, equal credit opportunity or disclosure laws applicable to the origination and servicing of the Mortgage Loans; Countrywide maintains, and shall maintain, evidence of such compliance as required by applicable law or regulation;

         (h) The Mortgage has not been satisfied, canceled, subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

         (i) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws;

         (j) Each related Mortgage is a valid, subsisting and enforceable First Lien (with respect to a First Lien Mortgage Loan and reflected on the related Mortgage Loan Schedule) and first priority interest or Second Lien (with respect to a Second Lien Mortgage Loan and reflected on the related Mortgage Loan Schedule) and second priority interest with respect to each Mortgage Loan on the related Mortgaged Property, including all improvements on the Mortgaged Property. The lien of the Mortgage is subject only to:

               (i) the lien of current real property taxes and assessments not yet due and payable;

               (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and that do not adversely affect the Appraised Value (as evidenced by an appraisal referred to in such definition) of the Mortgaged Property set forth in such appraisal;

               (iii) with respect to a Second Lien Mortgage Loan only, the lien of the first mortgage on the Mortgaged Property; and

               (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property;

         Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest (in each case, as indicated on the related Mortgage Loan Schedule, as applicable) on the property described therein and Countrywide has full right to sell and assign the same to the Purchaser subject only to (i) - (iv) above.

         (k) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor, and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and recording the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

         (l) Countrywide is the sole legal, beneficial and equitable owner and holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and Countrywide has good and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest not specifically set forth in the related Mortgage Loan Schedule and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to the terms of this Agreement;

         (m)   Each Mortgage Loan that is a  First  Lien  Mortgage Loan and each
Mortgage Loan that is a Second Lien Mortgage Loan with an original principal balance greater than $100,000, in either case, is covered by an American Land Title Association ("ALTA") a lender's title insurance policy acceptable to the Agencies (which, in the case of an Adjustable Rate Mortgage Loan has an adjustable rate mortgage endorsement), issued by a Qualified Insurer, insuring (subject to the exceptions contained in Section 3.02(j)(i)-(iv) above) Countrywide, its successors and assigns as to the first or second priority lien of the Mortgage, as applicable. Where required by applicable state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. Countrywide is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including Countrywide, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

         (n) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and Countrywide has not waived any default, breach, violation or event of acceleration, and with respect to any Second Lien Mortgage Loan, (i) there is no default, breach, violation or event of acceleration existing under such First Lien mortgage or the related mortgage note for which Countrywide has been notified of, and (ii) either (A) the First Lien mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the Second Lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the First Lien mortgage, or (C) may neither have a provision which allows or where applicable law requires the mortgagee under the

Second Lien Mortgage Loan to receive notice of any default by payment in full or otherwise under the First Lien mortgage.

         (o) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

         (p) The origination, servicing and collection practices used by Countrywide with respect to each Mortgage Note and Mortgage including, without limitation, the establishment, maintenance and servicing of the Escrow Accounts and Escrow Payments, if any, since origination, have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business. The Mortgage Loan has been serviced by Countrywide and any predecessor servicer in accordance with the terms of the Mortgage Note and Accepted Servicing Practices. With respect to escrow deposits and Escrow
Payments, if any, all such payments are in the possession of, or under the control of, Countrywide and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due Countrywide have been capitalized under any Mortgage or the related Mortgage Note. With respect to Adjustable Rate Mortgage Loans, all Mortgage Interest Rate
adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

         (q) The Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

         (r) The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby including (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure.
The  Mortgaged  Property  is  not  subject  to  any  bankruptcy  proceeding   or
foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other similar exemption under applicable law available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified Countrywide and Countrywide has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers' Civil Relief Act;

         (s) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above;

         (t) Unless the Mortgage Loan was underwritten pursuant to one of Countrywide's streamline documentation programs, the Credit File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by an appraiser who meets the minimum requisite qualifications of an Agency for appraisers, duly appointed by the originator,
that   had   no   interest,   direct   or   indirect   in   the        Mortgaged
Property,  and     whose    compensation     is    not    affected    by     the
approval       or     disapproval  of     the      Mortgage       Loan;      the
appraisal is in a form acceptable to an Agency, with such riders as are acceptable to such Agency. Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

         (u) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

         (v) Private Mortgage Insurance. Each Conventional Mortgage Loan, except a Second Lien Mortgage Loan or a Mortgage Loan underwritten in accordance with sub-prime credit underwriting guidelines, with an LTV at origination in excess of eighty percent (80%) is and will be subject to a PMI Policy, which insures that portion of the Mortgage Loan over seventy-five percent (75%) of the Appraised Value of the related Mortgaged Property. All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such PMI Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith or, in the case of a lender paid mortgage insurance policy, the premiums and charges are included in the Mortgage Interest Rate for the Mortgage Loan;

         (w) The Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and, at origination of the Mortgage Loan, no improvement located on or part of the Mortgaged Property is in violation of any applicable zoning law, subdivision law or regulation;

         (x) The Assignment of Mortgage is in recordable form, except for the name of the assignee which is blank, and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

         (y) Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first or second (as indicated on the related Mortgage Loan Schedule) lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to an Agency. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

         (z)   The   Mortgage  Loan was  underwritten  in  accordance  with  the
Underwriting Guidelines in effect at the time the Mortgage Loan was originated. The Mortgage Note and Mortgage are on forms acceptable to an Agency;

         (aa) No Mortgage Loan is (i) a Section 32 Mortgage Loan under the Homeownership and Equity Protection Act of 1994 as amended ("HOEPA"), (ii) classified as a "high cost" or similarly defined mortgage loan under any
applicable            federal,         state          or  local   law   or (iii)
categorized as a High Cost Loan (as such term is defined in the then current Standard & Poor's LEVELS(R) Glossary, applicable at the time of origination of the Mortgage Loan; any breach of this representation shall be deemed to materially and adversely affect the value of the Mortgage Loan and shall require a repurchase of the affected Mortgage Loan;

         (bb) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is one or more natural persons (or the related co-borrower or guarantor is a natural person) and/or trustees for an Illinois land trust or a trustee under a "living trust" and such "living trust" is acceptable pursuant to the Underwriting Guidelines;

         (cc) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) (a) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (b) organized under the laws of such state, or (ii) qualified to do business in such state, or (iii) a federal savings and loan association or national bank having principal offices in such state, or (iv) not deemed to be doing business in such state under applicable law;

         (dd) All improvements subject to the Mortgage which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in (m) above;

         (ee) The Mortgage Loan was originated by Countrywide or by a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD;

         (ff) Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Interest Rate. The Mortgage Note is payable on the day stated on the related Mortgage Note, which, in the case of a Fixed Rate Mortgage Loan, are sufficient to fully amortize the original principal balance over the original term thereof (other than with respect to a Mortgage Loan identified on the related Mortgage Loan Schedule as an interest-only Mortgage Loan during the interest-only period or a Mortgage Loan which is identified on the related Mortgage Loan Schedule as a Balloon Mortgage
Loan) and to pay interest at the related Mortgage Interest Rate, and, in the case of an Adjustable Rate Mortgage Loan, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof (other than with respect to a Mortgage Loan identified on the related Mortgage Loan Schedule as an interest-only Mortgage Loan during the interest-only period or a Mortgage Loan which is identified on the related Mortgage Loan Schedule as a Balloon Mortgage Loan) and to pay interest at the related Mortgage Interest Rate. With respect to each Mortgage Loan identified on the Mortgage Loan Schedule as an
interest-only    Mortgage   Loan,     the    interest-only      period     shall
not       exceed    ten     (10)   years  (or   such other  period  specified on
the related Mortgage Note) and following the expiration of such interest-only period, the remaining Monthly Payments shall be sufficient to fully amortize the original principal balance over the remaining term of the Mortgage Loan and to pay interest at the related Mortgage Interest Rate. With respect to each Balloon Mortgage Loan, the Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate and requires a final payment substantially greater than the preceding monthly payment which is sufficient to repay the remaining unpaid principal balance of the Balloon Mortgage Loan at the Due Date of such final payment. The Index for each Adjustable Rate Mortgage Loan is as set forth on the related Mortgage Note. No Mortgage Loan is a Convertible Mortgage Loan. No Balloon Mortgage Loan has an original stated maturity of less than five (5) years;

         (gg) No Mortgage  Loan  contains  provisions  pursuant to which Monthly
Payments are (a) paid or partially paid with funds deposited in any separate account established by Countrywide, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

         (hh) The Mortgagor has received all disclosure materials required by applicable law;

         (ii) No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property;

         (jj) No error, omission, misrepresentation, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of Countrywide or, to the best of Countrywide's knowledge, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination or servicing of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

         (kk) If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of the Underwriting Guidelines and an Agency;

         (ll) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

         (mm) To the best of Countrywide's knowledge, there is no pending action or proceeding directly involving any Mortgaged Property of which Countrywide is aware in which compliance with any environmental law, rule or regulation is an issue and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property. To the best of Countrywide's knowledge, the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation;

         (nn) No Mortgagor was required to purchase any single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single-premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan; any breach of this representation shall be deemed to materially and adversely affect the value of the Mortgage Loan and shall require a repurchase of the affected Mortgage Loan;

         (oo) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

         (pp) No Mortgage Loan is secured by manufactured housing, cooperative housing, commercial property or mixed use property;

         (qq) Countrywide has established an anti-money laundering compliance program to the extent required by applicable anti-money laundering laws and regulations, including without limitation, the USA Patriot Act of 2003, and the laws and regulations administered by the U.S. Department of Treasury's Office of Foreign Assets Control ("OFAC"), which prohibit dealings with certain countries, territories, entities and individuals named in OFAC's Sanction Programs and on the Specially Designated Nationals and Blocked Persons List. The Mortgage Loans have been originated, and documentation related thereto shall be maintained, in material compliance with such program;

         (rr) Solely with respect to any conforming balance Mortgage Loan, the Mortgagor was not encouraged or required to select a mortgage loan product offered by the Mortgage Loan's originator which is a higher cost product designed for less creditworthy borrowers, taking into account such facts as, without limitation, the Mortgage Loan's requirements and the Mortgagor's credit history, income, assets and liabilities. Solely with respect to any conforming balance Mortgage Loan, if, at the time of Mortgage Loan application, the Mortgagor may have qualified for a lower cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan's originator, the Mortgage Loan's originator referred the Mortgagor's application to such affiliate for underwriting consideration. Solely with respect to any conforming balance Mortgage Loan, the Mortgagor was assigned the highest credit grade available with respect to a mortgage loan product offered by such Mortgage Loan's originator, based on a comprehensive assessment of risk factors, including the Mortgagor's credit history;

         (ss) Solely with respect to any conforming balance Mortgage Loan, the methodology used in underwriting the extension of credit for each Mortgage Loan did not rely solely on the extent of the Mortgagor's equity in the collateral as the principal determining factor in approving such extension of credit. Such methodology employed objective criteria such as the Mortgagor's income, assets and liabilities, to the proposed mortgage payment and, based on such methodology, the Mortgage Loan's originator made a reasonable determination that at the time of origination the Mortgagor had the ability to make timely payments on the Mortgage Loan;

         (tt) For each Mortgage Loan, Countrywide or its designee has furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and requisite information on its borrower credit files to each of the following credit repositories:

Equifax Credit Information Services, Inc., Experian Information Solution, Inc., and Trans Union, LLC, on a monthly basis;

         (uu) Each  Mortgage  Loan  constitutes  a  "qualified  mortgage"  under
Section   860G(a)(3)(A)   of  the   Code   and   Treasury   Regulation   Section
1.860G-2(a)(1);

         (vv) No Mortgage Loan is secured by real property or secured by a manufactured home located in the state of Georgia unless (x) such Mortgage Loan was originated prior to October 1, 2002 or after March 6, 2003, or (y) the property securing the Mortgage Loan is not, nor will be, occupied by the Mortgagor as the Mortgagor's principal dwelling. No Mortgage Loan is a "High Cost Home Loan" as defined in the Georgia Fair Lending Act, as amended (the "Georgia Act"). Each Mortgage Loan that is a "Home Loan" under the Georgia Act complies with all applicable provisions of the Georgia Act. No Mortgage Loan secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003;

         (ww) The sale or transfer of the Mortgage Loan by Countrywide complies with all applicable federal, state, and local laws, rules, and regulations governing such sale or transfer, including, without limitation, the Fair and Accurate Credit Transactions Act ("FACT Act") and the Fair Credit Reporting Act, each as may be amended from time to time, and Countrywide has not received any actual notice of any identity theft in connection with such Mortgage Loan;

         (xx) With respect to any conforming balance Mortgage Loan, if the related Mortgage or the related Mortgage Note, or any other Collateral Document contains a mandatory arbitration clause, Countrywide (i) has or will notify the related Mortgagor in writing within 60 days after the Closing Date that neither Countrywide, as seller or servicer, nor any entity that acquires an interest in the Mortgage Loan nor any successor servicer shall enforce such arbitration clause against the Mortgagor, but that the Mortgagor will continue to have the right to submit a dispute to arbitration;

         (yy) No Mortgage Loan had an LTV in excess of 100% at origination;

         (zz) Each Mortgage Loan originated in the State of Texas pursuant to Article XVI, Section 50(a)(6) of the Texas Constitution (a "Texas Refinance Loan") has been originated in compliance with the provisions of Article XVI,
Section 50(a)(6) of the Texas Constitution, Texas Civil Statutes and the Texas Finance Code. With respect to each Texas Refinance Loan that is a Cash-Out Refinancing, the related Mortgage Loan Documents state that the Mortgagor may prepay such Texas Refinance Loan in whole or in part without incurring a prepayment penalty;

         (aaa) With respect to any Mortgage Loan that contains a provision permitting imposition of a Prepayment Charge: (i) prior to the Mortgage Loan's origination, the borrower agreed to such Prepayment Charge in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the Mortgage Loan's origination, the Mortgagor was offered the option of obtaining a mortgage loan that did not require payment of such Prepayment Charge, and (iii) the Prepayment Charge is disclosed to the related Mortgagor as required by applicable local, state and federal law. With respect to each Mortgage Loan that has a Prepayment Charge, each such Prepayment Charge is enforceable and collectible by Countrywide and each Prepayment Charge is permitted pursuant to applicable federal, state or local law. Notwithstanding the above, Countrywide may waive a Prepayment Charge without such waiver operating as a breach of this representation and warranty 3.02(ccc) if (i) the Mortgage Loan is in default and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan, and the waiver of such Prepayment Charge is standard and customary in servicing similar Mortgage Loans (including the waiver of a Prepayment Charge in connection with a refinancing of the Mortgage Loan related to a default or a reasonably foreseeable default), (ii) the collection of the Prepayment Charge would be in violation of applicable laws, (iii) the collection of such Prepayment Charge would be considered "predatory" pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters and (iv) notwithstanding any state or federal law to the contrary, any instance when a Mortgage Loan is in foreclosure; and

         (bbb) No Mortgage Loan is secured by a lien on a "condo hotel".

         Section 3.03 Remedies for Breach of Representations and Warranties.

         (a) Notice of Breach. The representations and warranties set forth in Sections 3.01 and 3.02 of this Agreement shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Collateral Documents or Credit File. Upon discovery by either Countrywide or the Purchaser of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of one or more of the related Mortgage Loans or the interest of the Purchaser therein, the party discovering such breach shall give prompt written notice to the other.

         (b) Cure or Repurchase. Within ninety (90) days from the earlier of either discovery by or notice to Countrywide of a breach of a representation or warranty that materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans or the Purchaser's interest therein, Countrywide shall use its best efforts to cure such breach in all material respects, and, if such breach cannot be cured, Countrywide shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in Section 3.01 hereof and such breach cannot be cured within ninety (90) days of the earlier of either discovery by or notice to Countrywide of such breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by Countrywide at the Repurchase Price.

         (c)  Substitution  or  Repurchase.   If  the  breach  shall  involve  a
representation or warranty set forth in Section 3.02 of this Agreement, Countrywide may, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Qualified Substitute Mortgage Loan or Loans. If Countrywide has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan(s) pursuant to the provisions of this Section 3.03 shall occur on a reasonable date which shall be mutually agreed upon by the parties, but in any event, not to exceed 90 days from the receipt of notice, and shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to the Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution. At the time of repurchase or substitution, the Purchaser and Countrywide shall arrange for the reassignment of such

Mortgage Loan and release of the related Collateral File to Countrywide and the delivery to Countrywide of any documents held by the Purchaser or its designee relating to such Mortgage Loan. In the event Countrywide determines to substitute a Qualified Substitute Mortgage Loan for a repurchased Mortgage Loan, Countrywide shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, amend the Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and in the case of substitution, identify a Qualified Substitute Mortgage Loan (or Loans) and amend the Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, Countrywide shall be deemed to have made as to such Qualified Substitute Mortgage Loan(s) the representations and warranties except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. Countrywide shall effect such substitution by delivering to the Purchaser the Collateral Documents for such Qualified Substitute Mortgage Loan(s). Countrywide shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan(s) in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by Countrywide. For the month of substitution, distributions to the Purchaser shall include the Monthly Payment due on any substituted Mortgage Loan in the month of substitution, and Countrywide shall thereafter be entitled to retain all amounts subsequently received by Countrywide in respect of such substituted Mortgage Loan.

         For any month in which Countrywide substitutes a Qualified Substitute Mortgage Loan for a repurchased Mortgage Loan, Countrywide shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all substituted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be distributed by Countrywide in the month of substitution pursuant to Section 4.01 of the Servicing Agreement. Accordingly, on the date of such substitution, Countrywide shall deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall.

         In addition to such cure, repurchase and substitution obligation, Countrywide shall indemnify the Purchaser and any subsequent Purchaser and hold them harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of Countrywide's representations and warranties, respectively, contained in Section 3.01 and 3.02 (which shall not include any costs and expenses that have already been included in the related Repurchase Price in the event Countrywide has repurchased the affected Mortgage Loan pursuant to Section 3.03 herein). The indemnification obligation of the Seller set forth herein shall survive the termination of this Agreement.

         (d) Sole Remedy. With respect to the breach of a representation and warranty set forth in Sections 3.01 and 3.02 hereof with respect to a Mortgage Loan, the obligation under this Section 3.03 of Countrywide to cure, repurchase or replace such Mortgage Loan and to indemnify the Purchaser as provided in
Section 3.03 shall constitute the sole remedy against Countrywide respecting such breach available to the Purchaser.

         (e) Accrual of Cause of Action. Any cause of action against Countrywide relating to or arising out of the breach of any representations and warranties made in Sections 3.01 or 3.02 hereof shall accrue as to any Mortgage Loan upon
(i) discovery of such breach by the Purchaser or notice thereof by Countrywide to the Purchaser, (ii) failure by Countrywide to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon Countrywide by the Purchaser for compliance with the relevant provisions of this Agreement.

         Section 3.04 [Reserved].

         Section 3.05   Representations and Warranties Respecting the Purchaser

         The Purchaser represents, warrants and covenants to Countrywide that, as of each Closing Date:

         (a) Organization and Standing. The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and is qualified to transact business in and is in good standing under the laws of each state in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such qualification;

         (b) Due Authority. The Purchaser has the full power and authority to perform, and to enter into and consummate, all transactions contemplated by this Agreement; the Purchaser has the full power and authority to purchase and hold each Mortgage Loan;

         (c) No Conflict. Neither the acquisition of the Mortgage Loans by the Purchaser pursuant to this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Purchaser's charter or by-laws or result in a material breach of any legal restriction or any material agreement or instrument to which the Purchaser is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any material law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject;

         (d) No Pending Litigation. There is no action, suit, proceeding, investigation or litigation pending or, to the Purchaser's knowledge, threatened, which either in any one instance or in the aggregate, if determined adversely to the Purchaser would adversely affect the purchase of the Mortgage Loans by the Purchaser hereunder, or the Purchaser's ability to perform its obligations under this Agreement; and

         (e) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the consummation of the transactions contemplated by this Agreement (including, but not limited to, any approval from HUD), or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date;

         Section 3.06 Indemnification by the Purchaser.

         (a) The Purchaser shall indemnify Countrywide and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and expenses resulting from, a breach of any representation or warranty contained in Sections 3.05. With respect to the breach of a representation and warranty set forth in Section 3.05 hereof, the obligation under this Section 3.06 of the Purchaser to indemnify Countrywide shall constitute the sole remedy against the Purchaser respecting such breach available to Countrywide.


                                  ARTICLE IV.
                                 MISCELLANEOUS

         Section 4.01 Notices.

         All demands, notices and communications required to be provided hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, postage prepaid, and return receipt requested, or, if by other means, when received by the other party at the address as follows:

         (i)   to Countrywide:

               Countrywide Home Loans, Inc.
               4500 Park Granada
               Calabasas, California 91302
               Attn:  Mr. Josh Adler
               With copy to:  General Counsel

         (ii)  the Purchaser:

               HSBC Bank USA, National Association
               452 Fifth Avenue
               New York, New York 10018
               Attn: Jay Kilpatrick

         To the address and contact set forth in the related Purchase Confirmation or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

         Section 4.02 Sale Treatment.

         It is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by Countrywide and not a pledge of the Mortgage Loans by Countrywide to the Purchaser to secure a debt or other obligation of Countrywide. Consequently, the sale of each Mortgage Loan shall be reflected as a sale on Countrywide's business records, tax returns and financial statements. Accordingly, Countrywide and the Purchaser shall each treat the transaction for federal income tax purposes as a sale by Countrywide, and a purchase by the Purchaser, of the Mortgage Loans.

         Section 4.03 Exhibits.

         The Exhibits to this Agreement and each Trade Confirmation and Purchase Confirmation executed by Countrywide and the Purchaser are hereby incorporated and made a part hereof and are an integral part of this Agreement.

         Section 4.04 General Interpretive Principles.

         For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

         (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

         (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other Subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

         (d) reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

         (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

         (f) the term "include" or "including" shall mean without limitation by reason of enumeration; and

         (g)   reference to the  Transaction   Documents  or any other  document
referenced herein shall include all exhibits, schedules or other supplements thereto.

         Section 4.05 Reproduction of Documents.

         This Agreement and all documents relating thereto, including (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         Section 4.06 Further Agreements.

         Countrywide shall execute and deliver to the Purchaser and the Purchaser shall be required to execute and deliver to Countrywide such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

         Section 4.07   Assignment  of   Mortgage   Loans   by   the  Purchaser;
                        Successors and Assigns.

         This Agreement shall bind and inure to the benefit of and be enforceable by Countrywide, the Purchaser and the respective permitted successors and assigns of Countrywide and the Purchaser. The Purchaser shall have the right, without the consent of Countrywide, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans and designate any person to exercise any rights of the Purchaser hereunder by executing an Assignment, Assumption and Recognition Agreement substantially in the form annexed hereto as Exhibit I, and such assignee or designee shall accede to the rights and obligations of the Purchaser hereunder with respect to such Mortgage Loans. All references to the Purchaser in this Agreement shall be deemed to includes such assignee or designee. This Agreement shall not be assigned, pledged or hypothecated by Countrywide to a third party without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, no transfer shall be effective if such transfer would result in there being more than three (3) "Purchasers" outstanding hereunder with respect to any Mortgage Loan Package.

         Section 4.08 Conflicts between Transaction Documents.

         In the event of any conflict, inconsistency or ambiguity between the terms and conditions of this Agreement and either the related Trade Confirmation or the related Purchase Confirmation, the terms of the related Purchase Confirmation shall control. In the event of any conflict, inconsistency or ambiguity between the terms and conditions of the Trade Confirmation and the Purchase Confirmation, the terms of the Purchase Confirmation shall control. In the event of any conflict, inconsistency or ambiguity between the terms and conditions of this Agreement and the Servicing Agreement, the terms of this Agreement shall control.

         Section 4.09   Governing Law.

         The Agreement shall be construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of laws and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal law.

         Section 4.10   Severability Clause.

         Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to an amendment to this Agreement which places each party in the same or as economic position as each party would have been in except for such invalidity.

         Section 4.11   Confidentiality.

         Countrywide and the Purchaser acknowledge and agree that the terms of the Transaction Documents shall be kept confidential and their contents will not be divulged to any party without the other party's consent, except to the extent that it is appropriate for Countrywide and the Purchaser to do so in working with legal counsel, auditors, taxing authorities, or other governmental agencies.

         Section 4.12   Mandatory Delivery

         The sale and delivery of each Mortgage Loan on or before the related Closing Date is mandatory from and after the date of the execution of the related Purchase Confirmation, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of Countrywide's failure to deliver each of the related Mortgage Loans or one or more Mortgage Loans otherwise acceptable to the Purchaser on or before the related Closing Date. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

         Section 4.13   Entire Agreement.

         This Agreement and the related Trade Confirmation and Purchase Confirmation constitute the entire understanding between the parties hereto with respect to the sale of each Mortgage Loan Package and supersede all prior or contemporaneous oral or written communications regarding same. Countrywide and the Purchaser understand and agree that no employee, agent or other representative of Countrywide or the Purchaser has any authority to bind such party with regard to any statement, representation, warranty or other expression unless said statement, representation, warranty or other expression is specifically included within the express terms of this Agreement or the related Trade Confirmation or Purchase Confirmation. Neither this Agreement nor the related Trade Confirmation or Purchase Confirmation shall be modified, amended or in any way altered except by an instrument in writing signed by both parties.

                           [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Countrywide and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                 COUNTRYWIDE HOME LOANS, INC.,

                                 as Countrywide

                                 By: ______________________________
                                 Name:  Darren Bigby
                                 Title:

                                 HSBC BANK USA, NATIONAL ASSOCIATION,
                                 as Purchaser

                                 By: ______________________________
                                 Name:
                                 Title:

                                   EXHIBIT A

                              COLLATERAL DOCUMENTS

1. Mortgage Note: The original Mortgage Note (or a lost note affidavit in a form acceptable to an Agency) bearing all intervening endorsements, endorsed "Pay to the order of _____________, without recourse" and signed in the name of Countrywide by an authorized officer.

2.       Assignment of Mortgage: The original Assignment of Mortgage in blank.

3. Guarantee: The original of any guarantee executed in connection with the Mortgage Note.

4. Mortgage: The original Mortgage with evidence of recording thereon or, if such original Mortgage has not been returned to Countrywide on or prior to the Closing Date by the public recording office where such Mortgage has been delivered for recordation, a copy of such Mortgage certified by Countrywide to be a true and complete copy of the original Mortgage sent for recordation.

5.       Modifications:   The   originals  of  all   assumption,   modification,
         consolidation or extension agreements, with evidence of recording thereon, if any.

6. Intervening Assignments: The originals of all intervening assignments of Mortgage with evidence of recording thereon, provided that such originals have been returned to Countrywide by the public recording office where such intervening assignment of Mortgage has been delivered for recordation.

7. Title Policy: If applicable, the original mortgagee title insurance policy (or the equivalent thereof with respect to any Mortgage Loan in which the related Mortgaged Property is located in a jurisdiction where such title insurance is not customarily provided) if such title insurance policy has been issued by the related title company on or prior to the Closing Date.

8. Loan Guaranty Certificate: The original Loan Guaranty Certificate, if applicable.

9.       Mortgage  Insurance   Certificate:   The  original  Mortgage  Insurance
         Certificate, if applicable.

                                   EXHIBIT B

                          FORM OF PURCHASE CONFIRMATION

                            [COUNTRYWIDE LETTERHEAD]

                                                                          [DATE]

                  HSBC Bank USA, National Association
                  452 Fifth Avenue
                  New York, New York 10018
                  Attn: Jay Kilpatrick

                  Re:      Purchase Confirmation ($x.xmm) (Deal No. xxxx-xxx)
                  Ladies and Gentlemen:

                  This  purchase  confirmation  (the  "Purchase   Confirmation")
between Countrywide Home Loans, Inc. ("Countrywide") and HSBC Bank USA, National Association ("Purchaser") sets forth our agreement pursuant to which Purchaser is purchasing, and Countrywide is selling those certain mortgage loans identified in Exhibit A hereto and more particularly described herein, excluding the servicing rights related thereto (the "Mortgage Loans").

                  The purchase, sale and servicing of the Mortgage Loans as contemplated herein shall be governed by that certain Master Mortgage Loan Purchase Agreement dated as of [DATE], between Countrywide and Purchaser (as amended herein and otherwise, the "Purchase Agreement") and that certain Servicing Agreement dated as of [DATE] between Countrywide and Purchaser (both the Purchase Agreement and the Servicing Agreement shall be referred to herein, as applicable, as the "Agreement"). By executing this Purchase Confirmation, each of Countrywide and Purchaser again makes, with respect to itself and each Mortgage Loan, as applicable, all of the covenants, representations and warranties made by each such party in the Agreement, except as the same may be amended by this Purchase Confirmation.

                  All exhibits hereto are incorporated herein in their entirety. In the event there exists any inconsistency between the Agreement and this Purchase Confirmation, the latter shall be controlling notwithstanding anything contained in the Agreement to the contrary. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

         1. Assignment and Conveyance of Mortgage Loans. Upon Purchaser's payment of the Purchase Proceeds in accordance with Section 2.08 of the Purchase Agreement, Countrywide shall sell, transfer, assign and convey to Purchaser, without recourse, but subject to the terms of the Purchase Confirmation and the Purchase Agreement, all of the right, title and interest of Countrywide in and to the Mortgage Loans, excluding the servicing rights relating thereto. Each Mortgage Loan shall be serviced by Countrywide pursuant to the terms of the Servicing Agreement.

         2. Defined Terms. As used in the Agreement, the following defined terms shall have meanings set forth below with respect to the related Mortgage Loan Package.

                  a. Closing Date:  [DATE].
                  b. Cut-off Date:  [DATE].
                  c. Cut-off Date Balance:
                  d. Index: On each Interest Adjustment Date, the applicable index rate shall be a rate per annum equal to [the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year, as published by the Board of Governors of the Federal Reserve System in Statistical Release No. H.15] [the average of interbank offered rates for six-month U.S. dollar denominated deposits in the London market (LIBOR), as published [in the Wall Street Journal] [by Fannie Mae] [the 11th District Cost of Funds as made available by the Federal Home Loan Bank] [the weekly average yield on certificates of deposit adjusted to a constant maturity of six months as published by the Board of Governors of the Federal Reserve System in Statistical Release No. H.15 or a similar publication.]]

                  e. Missing Credit Documents: As set forth in Exhibit [C] hereto.

                  Notwithstanding anything contained in Section 2.04 of the Purchase Agreement to the contrary, Countrywide's obligation to repurchase from the Purchaser the Mortgage Loan related to a Missing Credit Document shall occur only in the event of a default by a Mortgagor or any material impairment of the Mortgaged Property directly arising a breach of Countrywide's obligation to deliver the Missing Credit Document within the time specified in Section 2.04 of the Purchase Agreement.

                  f. Purchase Proceeds: With respect to [the Mortgage Loans] [each Mortgage Loan], and as set forth in Exhibit [A] and Exhibit [B] hereto, the sum of (a) the product of (i) the Cut-off Date Balance of [such Mortgage Loan] [such Mortgage Loans], and (ii) the purchase price percentage set forth in Exhibit [A] hereto for such [Mortgage Loan] [Mortgage Loans], and (b) accrued interest from the Cut-off Date through the day prior to the Closing Date, inclusive.

                  g. Servicing Fee Rate: [xx%].

         3. Description of Mortgage Loans. Each Mortgage Loan complies with the specifications set forth below in all material respects.

                  a. Loan Type: Each Mortgage Loan is a [Conventional] Mortgage Loan and a [Adjustable Rate] [Balloon] [Convertible] [Fixed Rate] Mortgage Loan.

                  b. Lien Position: Each Mortgage Loan is secured by a perfected [first] [second] lien Mortgage.

                  c. Underwriting Criteria: Each Mortgage Loan [was underwritten generally in accordance with Countrywide's credit underwriting guidelines in effect at the time such Mortgage Loan was originated] [conforms to the Fannie Mae or Freddie Mac mortgage eligibility criteria (as such criteria applies to Countrywide) and is eligible for sale to, and securitization by, Fannie Mae or Freddie Mac] [conforms in all material respects to the GNMA mortgage eligibility criteria and is eligible for sale and securitization into a GNMA mortgage-backed security] [at the time of origination was underwritten to guidelines which are consistent with an institutional investor-quality mortgage loan.]

                  Kindly acknowledge your agreement to the terms of this Purchase Confirmation by signing in the appropriate space below and returning this Purchase Confirmation to the undersigned. Telecopy signatures shall be deemed valid and binding to the same extent as the original.

Sincerely,                               Agreed to and Accepted by:

COUNTRYWIDE HOME LOANS, INC.             HSBC BANK USA, NATIONAL ASSOCIATION

By: ______________________________
    Name:  Darren Bigby                  By: ______________________________
    Title:                                   Name:
                                             Title:

                                  EXHIBIT A

                                      to

                             PURCHASE CONFIRMATION

                             MORTGAGE LOAN SCHEDULE

                                   (attached)

                                  EXHIBIT B

                                      to

                             PURCHASE CONFIRMATION

                       CALCULATION OF PURCHASE PROCEEDS

                                  (attached)

                                  EXHIBIT C

                                      to

                             PURCHASE CONFIRMATION

                           MISSING CREDIT DOCUMENTS


     LOAN COUNT                LOAN NUMBER                     DOCUMENT
 _________________     __________________________      ______________________

 _________________     __________________________      ______________________

 _________________     __________________________      ______________________

 _________________     __________________________      ______________________

 _________________     __________________________      ______________________

 _________________     __________________________      ______________________

                                  EXHIBIT C

                          FORM OF CUSTODIAL AGREEMENT

                                  [ATTACHED]

                                  EXHIBIT D

                          FORM OF TRADE CONFIRMATION

                           [COUNTRYWIDE LETTERHEAD]

                                                                          [DATE]

                  HSBC Bank USA, National Association
                  452 Fifth Avenue
                  New York, New York 10018
                  Attn: Jay Kilpatrick

                  Re: Sale of $[AMOUNT] Million of Mortgage Loans to [PURCHASER]
                      (Deal No. yrmm-xxx)



                  Ladies and Gentlemen:

                  This Trade Confirmation confirms the agreement between HSBC Bank USA, National Association ("Purchaser") and Countrywide Home Loans, Inc. ("Countrywide") pursuant to which Purchaser has agreed to purchase, and Countrywide has agreed to sell, those certain mortgage loans [identified][summarized] in Exhibit A hereto (the "Mortgage Loans"), subject to the terms set forth herein.

                  Closing Date:           _________ __,   [year][,     provided,
however, that the parties shall use their best   efforts   to   consummate   the
transaction prior to [DATE].
                  Commitment Amount:     $______________.

                  Purchase Price:        $______________.

                  Percentage:             ____%,  subject to  adjustment  as set
forth in  Exhibit A. [Loan-level pricing as set forth in Exhibit A.]

                  Product:                [Conventional][First Lien/Second Lien]
[[fixed][adjustable] rate mortgage loans]  (undefined  terms  should  not     be
capitalized)
                  Underwriting Criteria:

                  Servicing Rights:       RETAINED:   Retained  by   Countrywide
and serviced on a [scheduled/scheduled][actual/actual] [scheduled][actual] basis for the servicing fee rate of [ xx%].

                  Prepayment Penalties:   Countrywide  [Purchaser]   shall    be
entitled to any penalties resulting from the prepayment of any Mortgage Loans by the related mortgagor(s).

                  Documentation:          [Assignment  of a [type of agreement]]
[Industry  standard purchase and servicing agreement.]

                  Conditions:             [Review of Mortgage Loans by Purchaser
to confirm conformance with this Trade Confirmation. Countrywide may, at its option, elect to substitute comparable mortgage loans for any Mortgage Loans rejected by Purchaser pursuant to the preceding sentence.]

                  [Countrywide's sale of the Mortgage Loans is expressly subject to (a) the review of the Mortgage Loans by Purchaser to confirm conformance with the Trade Confirmation, and (b) purchase of the Mortgage Loans by Countrywide on or before the Closing Date from the current owner of the Mortgage Loans (the "Current Owner"). If either of the foregoing conditions are not satisfied, Countrywide shall have no liability to Purchaser.]

                  Non-Circumvent: Countrywide and Purchaser understand and agree that Countrywide may introduce the owner of the Mortgage Loans to Purchaser, that the Current Owner is a customer of Countrywide and that such relationship of Countrywide is confidential. Purchaser agrees, with respect to the Current Owner, Purchaser will not, for the purpose of purchasing other mortgage loans [for a period of one year from the Closing Date], communicate with or purchase such other mortgage loans from the Current Owner unless the Current Owner has had previous business dealings (other than any transactions involving Countrywide) with the Current Owner in a similar context.

                  Please acknowledge your agreement to the terms and conditions of this Trade Confirmation by signing in the appropriate space below and returning a copy of the same to the undersigned. Telecopy signatures shall be deemed valid and binding to the same extent as the original.

Sincerely,                               Agreed to and Accepted by:

COUNTRYWIDE HOME LOANS, INC.             HSBC BANK USA, NATIONAL ASSOCIATION

By: ______________________________
    Name:  Darren Bigby                  By: ______________________________
    Title:                               Title:
                                         Name:

                                   EXHIBIT A

                                       to

                               TRADE CONFIRMATION

                 MORTGAGE LOAN SCHEDULE AND PRICING INFORMATION

                                   (attached)

                                   EXHIBIT B

                                       to

                               TRADE CONFIRMATION

                             UNDERWRITING GUIDELINES

                                   (ATTACHED)

                                   EXHIBIT E

                                   [RESERVED]

                                   EXHIBIT F

                                   [RESERVED]

                                   EXHIBIT G

                          COUNTRYWIDE HOME LOANS, INC.

                              OFFICER'S CERTIFICATE

                  I, [NAME], hereby certify that I am the duly elected [TITLE] of Countrywide Home Loans, Inc., a corporation organized under the laws of the State of New York ( "Countrywide") and further as follows:

                  1. Attached hereto as Exhibit 1 is a true, correct and complete copy of the Certificate of Incorporation of Countrywide which is in full force and effect on the date hereof.

                  2. Attached hereto as Exhibit 2 is a true, correct and complete copy of the By-laws of Countrywide which are in effect on the date hereof.

                  3. Attached hereto as Exhibit 3 is a Certificate of Good Standing of Countrywide issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

                  4. Attached hereto as Exhibit 4 is a true, correct and complete copy of the corporate resolutions of the Board of Directors of Countrywide authorizing Countrywide to execute and deliver each of the [Mortgage Loan Sale and Servicing Agreement], dated as of [DATE], by and among [PARTY] (the "Purchaser"), and Countrywide (the "Sale and Servicing Agreement")] and to endorse the [Mortgage Notes and execute the Assignments of Mortgages by facsimile signature], and such resolutions are in effect on the date hereof.

                  5. Each person listed on Exhibit 5 attached hereto who, as an officer or representative of Countrywide, signed (a) the [Sale and Servicing Agreement], and (b) any other document delivered or on the date hereof in connection with any purchase described in the agreements set forth above was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of Countrywide, who holds the office set forth opposite his or her name on Exhibit 5, and the signatures of such persons appearing on such documents are their genuine signatures.

                  IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of Countrywide.

Dated:     [DATE]

By:
           ______________________________________

Name:      [NAME]

Title:     [TITLE]

[SEAL]

                  I, [NAME OF ASSISTANT SECRETARY], an Assistant Secretary of Countrywide, hereby certify that [NAME] is the duly elected, qualified and acting [TITLE] of Countrywide and that the signature appearing above is her genuine signature.

                  IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:     [DATE]

By:
           ______________________________________

Name:      [NAME]

Title:     Assistant Secretary

[SEAL]

                                   EXHIBIT 1

                                       to

                              OFFICER'S CERTIFICATE

                                   EXHIBIT 2

                                       to

                              OFFICER'S CERTIFICATE

                                   EXHIBIT 3

                                       to

                              OFFICER'S CERTIFICATE

                                   EXHIBIT 4

                                       to

                              OFFICER'S CERTIFICATE

                             RESOLUTIONS ADOPTED BY
                            THE BOARD OF DIRECTORS OF
                          COUNTRYWIDE HOME LOANS, INC.
                                  AS OF [DATE]

                                   EXHIBIT 5

                                       to

                              OFFICER'S CERTIFICATE

       NAME                           TITLE                     SIGNATURE
_____________________         _____________________     _______________________

_____________________         _____________________     _______________________

_____________________         _____________________     _______________________

_____________________         _____________________     _______________________

_____________________         _____________________     _______________________

_____________________         _____________________     _______________________

_____________________         _____________________     _______________________

_____________________         _____________________     _______________________

                                   EXHIBIT H

                         SECURITY RELEASE CERTIFICATION

                  I       Release of Security Interest

                  ___________________________,  hereby  relinquishes any and all right, title and interest it may have in and to the Mortgage Loans described in Exhibit A attached hereto upon purchase thereof by HSBC Bank USA, National Association from the Seller named below pursuant to that certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of [Month] 1, 2006, as of the date and time of receipt by ______________________________ of $__________ for such Mortgage Loans (the "Date and Time of Sale"), and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Seller named below or its designees as of the Date and Time of Sale.

Name and Address of Financial Institution

                           (Name)

                           (Address)

By:_________________________________

                  II      Certification of Release

                  The Seller named below hereby certifies to HSBC Bank USA, National Association that, as of the Date and Time of Sale of the above mentioned Mortgage Loans to HSBC Bank USA, National Association, the security interests in the Mortgage Loans released by the above named corporation comprise all security interests relating to or affecting any and all such Mortgage Loans. The Seller warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.

                                              [SELLER]

                                               By: __________________________
                                               Name: ________________________
                                               Title: _______________________

                                   EXHIBIT I

            FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of _____, 200_, among HSBC Bank, National Association (the "Assignor"), ____________________ (the "Assignee") [not individually but solely as trustee on behalf of the holders of the ___________, Series ____, Asset-Backed Certificates] and Countrywide Home Loans, Inc. (the "Company").

         In consideration of the mutual promises contained herein the parties hereto agree that the residential mortgage loans (the "Assigned Loans") listed on Attachment 1 annexed hereto (the "Assigned Loan Schedule") purchased by Assignor from Company pursuant to (a) the Master Mortgage Loan Purchase Agreement, dated as of _____, 200_, between Assignor and Company (the "Purchase Agreement") and (b) that certain Servicing Agreement, dated as of _____, 200_, between the Assignor and Company (the "Servicing Agreement") ((a) and (b) shall collectively be referred to herein as the "Purchase and Servicing Agreements"), shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement or Servicing Agreement, as applicable.

Assignment and Assumption

         1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title, interest and obligations of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title, interest and obligations in, to and under the Purchase and Servicing Agreements and Assignee hereby assumes all rights and obligations with respect to the Assigned Loans under the Purchase and Servicing Agreements. Assignor specifically reserves and does not assign to Assignee any right title and interest in, to or under any Mortgage Loans subject to the Purchase and Servicing Agreements other than those set forth on Attachment l.

Recognition of the Company

         2. [For Pass-Through Transfers include this sentence: From and after the date hereof, the Company shall and does hereby recognize that the Assignee will transfer the Assigned Loans and assign its rights under the Purchase and Servicing Agreements (solely to the extent set forth herein) and this AAR Agreement to ______________________________ (the "Trust") created pursuant to a Pooling and Servicing Agreement, dated as of _______________, 200__ (the "Pooling Agreement"), among the Assignee as trustee (including its successors in interest and any successor trustees under the Pooling Agreement) and the Assignor.] The Company hereby acknowledges and agrees that from and after the date hereof (i) the [Trust][Assignee] will be the owner of the Assigned Loans,
(ii) the Company shall look solely to the [Trust][Assignee] for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Assigned Loans,
(iii) the [Assignee][Trust] shall have all the rights and remedies available to the Assignor, insofar as they relate to the Assigned Loans, under the Purchase and Servicing Agreements, including, without limitation, the enforcement of the document delivery requirements and remedies with respect to breaches of representations and warranties set forth in the Purchase

Agreement or Servicing Agreement, as applicable, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Assigned Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company) under the Purchase and Servicing Agreements insofar as they relate to the Assigned Loans, shall be deemed to refer to the [Assignee] [Trust]. Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase and Servicing Agreements which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans or the Company's performance under the Purchase Agreement with respect to the Assigned Loans without the prior written consent of the Assignee. [Only in the event there is a Master Servicer - Notwithstanding the foregoing, it is understood that Countrywide shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Assignor and the Assignee against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of Countrywide which were taken or omitted upon the instruction or direction of the Master Servicer or Assignee, as applicable, or (ii) the failure of the Master Servicer or the Assignee, as applicable, to perform the obligations of the Assignee with respect to this Agreement or of the "Owner" or "Purchaser" with respect to the servicing provisions of the Servicing Agreement.]

Representations; Warranties and Covenants

3. Assignor warrants and represents to Assignee and Company as of the date hereof: [For Pass-Through Transfers, only attach Servicing Agreement. For Whole Loan Transfers, may include both the Purchase Agreement and the Servicing Agreement]

                  a. Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

                  b. Assignor is the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Purchase and Servicing Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Purchase and Servicing Agreements as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

                  c. Assignor has not received notice of, and has [no knowledge] of, any offsets, counterclaims or other defenses available to Company with respect to the Assigned Loans or the Purchase and Servicing Agreements;

                  d. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

                  e. Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                  f. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

                  g. There is no action, suit, proceeding, investigation or litigation pending or, to [Assignor's knowledge,] threatened, which either in any instance or in the aggregate, if determined adversely to Assignor, would adversely affect Assignor's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignor's ability to perform its obligations under this AAR Agreement.

         4.    Assignee   warrants   and   represents   to, and covenants  with,
Assignor and Company as of the date hereof:

                  a. Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to acquire and [own] [hold] the Assigned Loans [as trustee on behalf of the Trust];

                  b. Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's organizational documentation or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                  c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

                  d. There is no action, suit, proceeding, investigation or litigation pending or, to [Assignee's knowledge,] threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignee's ability to perform its obligations under this AAR Agreement; and

                  e. The Assignee agrees to be bound, as Owner or Purchaser, as applicable, by all of the terms, covenants and conditions of the Servicing Agreement and the Sale Agreement, as applicable, with respect to the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as Owner and Purchaser, as applicable under the Servicing Agreement and the Sale Agreement, as applicable, with respect to the Mortgage Loans.

         5. Company warrants and represents to, and covenants with, Assignor and Assignee as of the date hereof:

                  a. The Purchase and Servicing Agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder, except as contemplated herein;

                  b. Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase and Servicing Agreements;

                  c. Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Company's organizational documentation or any legal restriction, or any material agreement or instrument to which Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Company or its property is subject, except in such case where the conflict, breach or violation would not have a material adverse effect on the Company or its ability to perform its obligations under this AAR Agreement. The execution, delivery and performance by Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Company. This AAR Agreement has been duly executed and delivered by Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                  d. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Company in connection with the execution, delivery or performance by Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

                  e. There is no action, suit, proceeding, investigation or litigation pending or, to Company's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Company, would adversely affect Company's execution or delivery of, or the enforceability of, this AAR Agreement, or the Company's ability to perform its obligations under this AAR Agreement; and

                  f. The Company hereby represents and warrants, for the benefit of the Assignor, the Assignee [and the Trust,] that the representations and warranties set forth in Section 3.01 of the Purchase Agreement, are true and correct in all material respects as of the date hereof, and the representations and warranties set forth in Section 3.02 of the Purchase Agreement are true and correct in all material respects as of the related Closing Date.

                  [Additional  Representations  and  Warranties   Necessary  for
                           Securitization, as agreed upon by the parties]

         6. The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee [and the Trust] in connection with any breach of the representations and warranties made by the Company set forth in
Section 5 hereof shall be as set forth in Subsection 3.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

         7. [Notwithstanding any term hereof to the contrary, the execution and delivery of this AAR Agreement by the Assignee is solely in its capacity as trustee for the Trust and not individually, and any recourse against the Assignee in respect of any obligations it may have under or pursuant to the terms of this AAR Agreement shall be limited solely to the assets it may hold as trustee of the Trust.]

Miscellaneous

         8. All demands, notices and communications related to the Assigned Loans, the Purchase and Servicing Agreements and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

                  a.    In the case of Company,

                        Countrywide Home Loans, Inc.
                        4500 Park Granada
                        Calabasas, California 91302
                        Attn:

                  b.    In the case of Assignor,

                        HSBC Bank USA, National Association
                        452 Fifth Avenue
                        New York, New York 10018
                        Attention: [__________]

                  c.    In the case of Assignee,

                        [Assignee]

                        ____________________

                           ______________, ___________ ______
                           Attn:    _____________

         9. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         10. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         11. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively hereunder.

         12. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

         13. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

         14. In the event that any provision of this AAR Agreement conflicts with any provision of the Purchase and Servicing Agreements with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

         IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

HSBC BANK USA, NATIONAL ASSOCIATION
Assignor

By:______________________________________
Name:
Title:

[ASSIGNEE]

By:______________________________________
Name:
Title:

COUNTRYWIDE HOME LOANS, INC.
Company

By:______________________________________
Name:____________________________________
Title:___________________________________

                                 ATTACHMENT l

                                      to

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                             ASSIGNED LOAN SCHEDULE

                                 ATTACHMENT 2

                                      to

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                               SERVICING AGREEMENT